================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              THE LTV CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

--------------------------------------------------------------------------------
NOTICE AND PROXY STATEMENT                           The LTV Corporation
ANNUAL MEETING OF STOCKHOLDERS                       200 Public Square
LTV LOGO                      THE LTV CORPORATION    Cleveland, Ohio 44114-2308

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, APRIL 24, 1997
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders of The LTV Corporation will be held on Thursday, April 24, 1997 at nine o'clock a.m., Delaware Time, in the Gold Ballroom of the Hotel DuPont at Eleventh and Market Streets, Wilmington, Delaware 19801 for the following purposes:

     1. To elect four directors;

     2. To consider and vote on a proposal to approve an amended and restated Management Incentive Program;

     3. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1997; and

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Enclosed herewith is a Proxy Statement setting forth certain additional information.

     Only stockholders of record at the close of business on February 28, 1997 will be entitled to notice of and to vote at the meeting. The meeting is scheduled to adjourn at ten o'clock a.m.

     Stockholders who do not expect to be present at the meeting are requested to sign and date the enclosed proxy and return it promptly in the self-addressed envelope enclosed for that purpose. No postage is required if mailed in the United States. Any person giving a proxy has the power to revoke it at any time before it is exercised, and stockholders who are present at the meeting may withdraw their proxies and vote in person. Revocation may be effected in the manner provided on page 1 of the Proxy Statement. Stockholders are also requested to indicate by checking the appropriate box on the proxy if they intend to attend the meeting in person.

                                                By Order of the Board of
                                                Directors

                                                Glenn J. Moran
                                                Senior Vice President,
                                                General Counsel and Secretary

March 10, 1997

[LTV LOGO]                                           The LTV Corporation
                              THE LTV CORPORATION    200 Public Square
March 10, 1997                                       Cleveland, Ohio 44114-2308
PROXY STATEMENT
--------------------------------------------------------------------------------

     This Proxy Statement is furnished to stockholders of The LTV Corporation (the "Company") in connection with the solicitation, by order of the Board of Directors, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 24, 1997 (the "1997 Annual Meeting") at the time and place and for the purposes set forth in the accompanying notice of the meeting.

     The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised. A proxy may be revoked by written notice of revocation or by a later proxy, in either case delivered to ChaseMellon Shareholder Services. Attendance at the 1997 Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     The Company has adopted a confidential voting policy which provides that votes of all stockholders of the Company shall be held in confidence from the Company and its officers, directors and employees except (i) as may be required by law or to assert or defend claims for or against the Company, (ii) in the case of a contested proxy solicitation, or (iii) in the case of stockholder communications written on the returned proxy material. As part of the policy, the Company employs the transfer agent for the Company's Common Stock (or another third party) as an independent tabulator to receive and tabulate the proxies and as independent inspectors of election.

     All outstanding shares of the Company's common stock, par value $0.50 ("Common Stock") and Series B Convertible Preferred Stock ("Series B Preferred Stock"), represented by properly executed and unrevoked proxies received in the accompanying form in time for the 1997 Annual Meeting will be voted. A stockholder may, with respect to the election of directors, (i) vote for the election of all nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the meeting, (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter or (iii) "ABSTAIN" from voting on the matter. A vote to abstain from voting on a matter has the legal effect of a vote against such matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If no instructions are given, the shares will be voted for the election of all nominees named herein as directors, for approval of the Management Incentive Program and for ratification of the selection of independent auditors.

     A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This may occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be treated as shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter will not be considered non-voted shares. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the votes attributable to all shares present in person or by proxy at the meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matters are approved or the outcome of the election of directors.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and certain directors, officers and other employees of the Company, not specially employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telegraph. The Company has retained Morrow & Co. to aid in the solicitation of proxies for a fee of $9,500, plus out-of-pocket expenses.

     Only holders of the Company's Common Stock and Series B Preferred Stock of record at the close of business on February 28, 1997 will be entitled to vote at the meeting. Each issued and outstanding share of Common Stock is entitled to one vote upon each matter to be voted on at the 1997 Annual Meeting. Each issued and outstanding share of Series B Preferred Stock will be entitled to 5.85138 votes upon each matter to be voted upon at such meeting. All such stock will vote as a single class upon each matter proposed by the Company for consideration. As of February 28, 1997, there were issued and outstanding 105,296,445 shares of Common Stock and 500,000 shares of Series B Preferred Stock.

BUSINESS AGENDA

     In addition to the matters relating to the election of directors which is set forth immediately below, the proposal to approve the Management Incentive Program is set forth beginning at page 22. The proposal to ratify the selection of the Company's independent auditors is set forth beginning at page 26.

ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation as amended provides for three classes of directors of as nearly equal size as possible and further provides that the total number of directors (which is currently set at fourteen) shall be determined by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, except that the total number of directors shall be not less than three nor more than fifteen. The Restated Certificate further provides that the term of each class of directors is three years. The term of each class expires in rotation. In the case of any director who is an officer or employee of the Company, such director's term will expire at the end of the second month following such director's retirement or resignation from his position as an officer or employee. No person is eligible to be elected a director if such person is 70 years old or older at the time of election. Accordingly, Mr. Evans, age 71, whose term as a director expires at the 1997 Annual Meeting, is not standing for re-election. In connection with Mr. Evans' retirement, the Board of Directors determined not to fill the vacancy and to reduce the size of the Board from fourteen to thirteen, effective as of the date of the 1997 Annual Meeting.

     Pursuant to the terms of the Company's collective bargaining agreements, the United Steelworkers of America ("USWA") has the right to select a nominee for one seat on the Board of Directors, and the Company is obligated, if the nominee is reasonably satisfactory to the Company, to use its best efforts to secure the election of such nominee. Pursuant to such right, Edgar L. Ball continues as a director of the Company.

     Further, pursuant to an agreement with Sumitomo Metal Industries, Ltd. ("Sumitomo"), Sumitomo has the right to designate or approve the nomination of one person (who, if such person is not a current or former employee of Sumitomo or any of its subsidiaries, must be reasonably acceptable to the Company) for election as a director of the Company so long as Sumitomo holds 5 percent or more of the then outstanding shares of Common Stock (assuming conversion of its convertible securities) and at least one share of Series B Preferred Stock. See "Security Ownership of Directors, Management and Principal Stockholders." Sumitomo's director selection right has not been exercised. In the event such right is exercised in the future, the total number of directors will be increased by one. In the event that the Company's Board of Directors is expanded to exceed fifteen directors, Sumitomo will have the right to designate or approve the nomination of two persons for election as directors to the Board of Directors.

     In addition, under the Certificate of Designations of the Series B Preferred Stock, if the Company does not pay dividends for six or more consecutive quarters on its Series B Preferred Stock, the Company's Board of Directors will be increased by two members and holders of the Series B Preferred Stock will be entitled, voting separately as a single class, to elect two directors of the Company.

     At the present time it is intended that shares represented by the enclosed proxy will be voted for the re-election of Mr. David H. Hoag, Dr. Paul G. Stern, Mr. Stephen B. Timbers and Mrs. Farah M. Walters as Directors of the Third Class for a three-year term expiring at the 2000 annual election, unless contrary instructions are received.

     All of the nominees named are currently members of the Board of Directors. All incumbent directors attended during the last fiscal year more than 75 percent of the total number of meetings of the Board and committees on which they served (held during the periods that they served). In the event that any nominee should become unavailable for reasons not now known, the Board has elected not to fill the vacancy and to reduce the number of directors.

     The affirmative vote of a plurality of the votes attributable to all shares entitled to vote, voting together as a single class, is required to elect the nominees as Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTORS.

--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS

     The names of the directors whose terms of office will continue after the 1997 Annual Meeting and the nominees, their principal occupations during at least the past five years, other directorships held, and certain other information are set forth below. Mr. John C. Evans whose term expires at the 1997 Annual Meeting has, as indicated above, reached mandatory retirement age and is not standing for re-election. Ages shown are as of March 1, 1997.
--------------------------------------------------------------------------------

Directors of the Third Class Nominated for Election at the 1997 Meeting for Terms Expiring in 2000

DAVID H. HOAG          David H. Hoag, age 57, became Chairman of the Board of the Company in
PHOTO                  June 1991 and President and Chief Executive Officer of the Company in
                       February 1991. He has been a director of the Company since June 1986.
                       He also is the Chairman of the Board and Chief Executive Officer of
                       LTV Steel Company, Inc. He also is a director of The Chubb Corporation
                       (insurance), The Lubrizol Corporation (chemical manufacturing) and
                       Karrington Health, Inc. He also serves as Chairman of the Board of
                       Trustees of Allegheny College. Chairman of the Company's Executive
                       Committee.

PAUL G. STERN          Dr. Paul G. Stern, age 58, became a director of the Company in June
PHOTO                  1993. He is a partner of Thayer Capital Partners. He was Chief
                       Executive Officer of Northern Telecom Ltd. from April 1989 to March
                       1993 and its Chairman of the Board from April 1990 to July 1993. He also is a director of Whirlpool Corporation and Dow Chemical Company.
                       Chairman of the Company's Pension and Investment Committee and member of the Company's Executive and Audit Committees.

STEPHEN B. TIMBERS     Stephen B. Timbers, age 52, became a director of the Company in June
PHOTO                  1993. He is President, Chief Executive Officer and Chief Investment
                       Officer of Zurich Kemper Investments, Inc. From 1992 to 1996 he was
                       President, Chief Operating Officer, and a director of Kemper
                       Corporation. Prior thereto, since 1987, he served as Chief Investment
                       Officer of Kemper Financial Services and, from 1991 to 1993, of Kemper
                       Corporation. He also is a Trustee of the Kemper Mutual Funds and
                       Closed-End Funds and a director of KI Mutual Insurance Company.
                       Chairman of the Company's Compensation and Organization Committee and
                       member of the Company's Executive and Pension and Investment
                       Committees.

FARAH M. WALTERS       Farah M. Walters, age 52, became a director of the Company in June
PHOTO                  1993. She is President and Chief Executive Officer of University
                       Hospitals Health System, Inc. and University Hospitals of Cleveland.
                       Prior thereto, beginning in March 1991 until January 1992, she served as Senior Executive Vice President of University Hospitals Health
                       System, Inc. and Executive Director of University Hospitals of
                       Cleveland. She also is a director of Kerr-McGee Corporation (oil and gas) and KeyCorp (banking). Member of the Company's Audit and Pension and Investment Committees.

--------------------------------------------------------------------------------

Directors of the First Class -- Terms Expire in 1998

COLIN C. BLAYDON       Dr. Colin C. Blaydon, age 56, was elected a director of the Company in
PHOTO                  September 1988. Dr. Blaydon is Dean Emeritus and Buchanan Professor of
                       Management of the Amos Tuck School of Business Administration at
                       Dartmouth College. Dr. Blaydon is also a Senior Advisor of Putnam,
                       Hayes & Bartlett, Inc., a professional consulting firm, and a director of Tom's of Maine (consumer products) and Chairman of the Board of ITP
                       Systems (systems integration). He is also a director of Valley Forge
                       Dental, Inc. and Mercantile Trust NA, a Trustee of the Public Utility
                       Policy Institute and a Trustee of the Lowell Whiteman School. Member
                       of the Company's Audit and Board Affairs Committees.

WILLIAM H. BRICKER     William H. Bricker, age 65, was elected a director of the Company in
PHOTO                  March 1982. He was from July 1976 to May 1987 the Chief Executive
                       Officer and from November 1979 to May 1987 the Chairman of the Board of Diamond Shamrock Corporation, now known as Maxus Energy Corporation
                       (coal, chemicals and oil and gas). He is Chairman of the Board and
                       Chief Executive Officer of D.S. Energy Services, Inc. (business consultants and international oil and gas), Trust Manager of American
                       Industrial Properties REIT and President of Bear Creek Angus Ranch,
                       Inc. Mr. Bricker also is a director of Montana Floral Corporation.
                       Member of the Company's Capital and Technology and Compensation and
                       Organization Committees.

M. THOMAS MOORE        M. Thomas Moore, age 62, became a director of the Company in June
PHOTO                  1993. Mr. Moore has been Chairman of the Board of Cleveland-Cliffs Inc
                       (iron ore) since May 10, 1988 and its Chief Executive Officer since
                       January 1, 1987, and, prior thereto, he served as its President. He also is a director of KeyCorp (banking) and Capitol American Financial
                       Corporation. Mr. Moore is also a director of the American Iron and
                       Steel Institute, the American Iron Ore Association, and the National
                       Mining Association. Chairman of the Company's Board Affairs Committee
                       and member of the Company's Executive and Capital and Technology
                       Committees.

HAROLD A. POLING       Harold A. Poling, age 71, became a director of the Company in Novem-
PHOTO                  ber 1993. Mr. Poling, now retired, was Chairman and Chief Executive
                       Officer of Ford Motor Company from March 1, 1990 to October 1993. He is also a director of Shell Oil Company, Kellogg Company, Karrington
                       Health, Inc. and Flint Ink Corp. and a member of the International
                       Board of VIAG AG (conglomerate) and the International Advisory Council of The Broken Hill Proprietary Company Limited (Australian
                       multinational minerals company). He is also a member of the PGA Tour
                       Tournament Policy Board. Chairman of the Company's Audit Committee and
                       member of the Company's Executive and Board Affairs Committees.

VINCENT A. SARNI       Vincent A. Sarni, age 68, became a director of the Company in June
PHOTO                  1993. Mr. Sarni, now retired, was Chairman of the Board and Chief
                       Executive Officer of PPG Industries, Inc. from November 1984 until
                       September 1993. He is also a director of PPG Industries, Inc., PNC
                       Bank Corp. and Hershey Foods Corporation. Chairman of the Company's
                       Capital and Technology Committee and member of the Company's Executive and Compensation and Organization Committees.

--------------------------------------------------------------------------------

Directors of the Second Class -- Terms Expire in 1999

EDGAR L. BALL          Edgar L. Ball, age 70, became a director of the Company in April 1994.
PHOTO                  He served as International Secretary-Treasurer of the USWA from March
                       1990 to March 1994. He also has been Chairman of both the Nonferrous
                       Industry Conference of the USWA and National Nonferrous Coordinating
                       Bargaining Committee, was a director of the Southern Labor Institute and has served as Chairman of the USWA Leadership Development and
                       Labor-Management Participation Task Forces. Member of the Company's
                       Audit and Capital and Technology Committees.

JOHN E. JACOB          John E. Jacob, age 62, became a director of the Company in June 1993.
PHOTO                  Mr. Jacob has been Executive Vice President and Chief Communications
                       Officer for Anheuser-Busch Companies, Inc. since June 1994. Prior thereto, he had been President and Chief Executive Officer of the
                       National Urban League Inc. since January 1982. He also is a director of Coca-Cola Enterprises, Inc. and Anheuser-Busch Companies, Inc.
                       Member of the Company's Capital and Technology and Compensation and
                       Organization Committees.

EDWARD C. JOULLIAN     Edward C. Joullian III, age 67, became a director of the Company in
III PHOTO              October 1976. For more than the past five years, he has been Chairman of the Board and Chief Executive Officer of Mustang Fuel Corporation
                       (energy development and services). He also is a director of American
                       Fidelity Companies (insurance) and its subsidiaries and Fleming
                       Companies, Inc. (food distribution). He also is a trustee of The
                       Colonial Williamsburg Foundation, Williamsburg, Virginia. Member of
                       the Company's Capital and Technology and Compensation and Organization
                       Committees.

SAMUEL K. SKINNER      Samuel K. Skinner, age 58, became a director of the Company in June
PHOTO                  1993. He has been President and a director of Commonwealth Edison
                       Company since February 1, 1993. Prior thereto, he served as Chief of
                       Staff to the President of the United States. Prior to his White House
                       service, Mr. Skinner served as U.S. Secretary of Transportation for nearly three years. Prior to February 1989, he practiced law as a
                       Senior Partner in the Chicago law firm of Sidley & Austin, where he served on the firm's executive committee. He is also a director of
                       ANTEC Corporation (supplier to communications industry) and Union
                       Pacific Resources Group Inc. (oil and gas exploration and production)
                       and a member of the International Advisory Council of The Broken Hill
                       Proprietary Company Limited (Australian multinational minerals company). Member of the Company's Board Affairs and Pension and
                       Investment Committees.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has standing Audit, Board Affairs, Capital and Technology, Compensation and Organization, Pension and Investment and Executive Committees of the Board of Directors. The members of these Committees have been identified above. The Board of Directors met sixteen times in 1996.

     The Audit Committee recommends the selection of independent auditors to the Board of Directors; reviews the plan of the audits to be performed by the independent auditors and internal audit department, together with their audit reports and any recommendations made by them; reviews the results of the audit for the prior fiscal year with the independent auditors, reviews annual financial statements before they are published, reviews the independence of the independent auditors, reviews the reporting assignment of the internal audit function, and reviews the Company's significant accounting policies, internal controls and financial reporting practices. The Audit Committee also reviews the Company's business conduct policies and reviews issues related to environmental, safety, health and workers' compensation matters. The Audit Committee met four times in 1996.

     The Board Affairs Committee recommends to the full Board nominees for election to the Board of Directors. The Board Affairs Committee also recommends to the full Board all matters relating to Board composition, terms, ethics, procedures, compensation and benefits and committee structures and assignments, and, in conjunction therewith, reviews periodically the Board's written corporate governance and committee guidelines. The Committee also reviews and recommends to the full Board, Board compensation and benefits, monitors the effectiveness of the Board as a whole and reviews the annual proxy statement before publication. The Board Affairs Committee met four times in 1996.

     The Capital and Technology Committee, established in March 1996, reviews the annual capital expenditure budget, reviews and recommends to the full Board capital expenditures and reviews and recommends to the full Board new business ventures and new and emerging technologies relating to the steel industry. The Capital and Technology Committee met four times in 1996.

     The Compensation and Organization Committee determines the annual salary, bonus and other benefits of the officers of the Company and certain officers of its subsidiary, LTV Steel Company, Inc., and establishes and reviews, as appropriate, executive compensation policies and performance standards under compensation programs for such officers. The Compensation and Organization Committee also recommends new employee benefit plans and changes to those plans to the Board of Directors, grants stock related incentives and administers all of the Company's employee benefit plans. The Compensation and Organization Committee also recommends to the Board of Directors candidates for election as corporate officers, reviews and monitors matters related to management development and succession including the evaluation of the Chief Executive Officer, reviews and approves the service of certain officers with respect to other entities, and reviews the annual proxy statement before publication. The Compensation and Organization Committee met six times in 1996.

     The Pension and Investment Committee sets funding and investment policies for the pension plans and employee welfare benefit plans of the Company and its subsidiaries, monitors compliance by the Company with the terms of the Company's settlement agreement with the Pension Benefit Guaranty Corporation, and appoints, monitors and terminates investment managers. The Pension and Investment Committee met three times in 1996.

     The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except that it does not have the power to rescind any action previously taken by the Board of Directors or to take certain actions enumerated in the Company's By-Laws (such as amend the Certificate of Incorporation or adopt an agreement of merger or consolidation). The Executive Committee meets as necessary and did not meet in 1996.

DIRECTOR COMPENSATION

     Mr. Hoag receives no compensation for his service as a director. Currently, directors who are not employees of the Company receive fees in accordance with the following schedule.

Annual retainer
     For Board service.....................................  $40,000   (half in Common Stock)
     For service as chairman of a committee................  $ 2,500
Attendance fees
     Board meetings (per meeting)..........................  $ 1,000
     Committee meetings (per meeting)......................  $ 1,000

     The Company reset the overall level of its compensation for non-employee directors in 1995 after its Board Affairs Committee reviewed the level of director compensation at other integrated flat rolled steel companies and at selected industrial companies similar in size to the Company. Annual compensation was reset at a level which was deemed to be competitive with the average level of director compensation at the comparison companies.

     In arriving at overall director compensation, the Board Affairs Committee considered and rejected a number of benefits found at other companies (such as pension benefits and legacy insurance) and concluded that director compensation should be comprised solely of cash and Common Stock grants. Accordingly, effective January 1, 1996, the annual retainer was increased from $30,000 to $40,000 and, effective July 1, 1996, half of the Company's $40,000 annual retainer was made payable in the form of Common Stock. The primary objective of the Company in converting part of the annual retainer to Common Stock was to further align the financial interests of its directors with those of the Company's stockholders. The Company also continued its pre-existing non-employee director stock option plan whereunder non-employee directors who own at least 1,000 shares of the Company's Common Stock receive an annual grant of options to purchase 1,000 shares of Common Stock.

     Further, the Company has a Non-Employee Directors' Equity Compensation Plan whereunder non-employee directors may elect to take the remainder of their annual retainer and other fees in the form of Common Stock of the Company. The Company also has a Non-Employee Directors Deferred Compensation Plan which permits non-employee directors to defer receipt of their fees and provides eight notional investment options for such fees, including a notional investment in the Company's Common Stock payable in cash.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the ownership as of December 31, 1996 of each class of the Company's equity securities by (i) each of the directors, (ii) the five executives named in the summary compensation table below and (iii) all current directors and officers of the Company as a group. The table also sets forth separately such individual's interest in notional Common Stock derivative securities whose unit value is derived from the market value of a share of the Company's Common Stock. The value of such securities is paid out in cash. All securities shown have been acquired since June 1, 1993. No persons are known by management to be beneficial owners of more than 5% of any class of the Company's equity securities, except as noted below. All such holders have sole voting and investment powers unless otherwise indicated.

                                                                                                      INTEREST IN
                                          NUMBER BENEFICIALLY OWNED                                    NOTIONAL
                                                                             % OF CLASS                 COMMON
                                         ---------------------------   -----------------------           STOCK
                                          SHARES OF         SERIES A    SHARES OF     SERIES A        DERIVATIVE
                  NAME                   COMMON STOCK       WARRANTS   COMMON STOCK   WARRANTS       SECURITIES(G)
---------------------------------------- ------------       --------   ------------   --------       -------------
DIRECTORS
David H. Hoag...........................    290,175(c)(d)(e)   158          (a)          (a)               790
Edgar L. Ball...........................        375              0          (a)            0                 0
Dr. Colin C. Blaydon....................      4,375(e)           0          (a)            0                 0
William H. Bricker......................        533(c)          29          (a)          (a)                 0
John C. Evans...........................      4,423(c)(e)       11          (a)          (a)                 0
John E. Jacob...........................      4,377(e)           0          (a)            0             1,208
Edward C. Joullian III..................      8,712(b)(c)(e)    50          (a)          (a)                 0
M. Thomas Moore.........................      7,622(e)(f)        0          (a)            0                 0
Harold A. Poling........................      4,375(e)           0          (a)            0                 0
Vincent A. Sarni........................      4,375(e)           0          (a)            0                 0
Samuel K. Skinner.......................      4,375(e)           0          (a)            0                 0
Dr. Paul G. Stern.......................      4,375(e)           0          (a)            0                 0
Stephen B. Timbers......................     11,917(e)           0          (a)            0                 0
Farah M. Walters........................      4,375(e)           0          (a)            0             1,403

FOUR OTHER OFFICERS NAMED IN
  SUMMARY COMPENSATION TABLE
J. Peter Kelly..........................     87,148(d)(e)        0          (a)            0               850
Arthur W. Huge..........................     49,435(d)(e)        0          (a)            0               597
Glenn J. Moran..........................     29,335(d)(e)        0          (a)            0               544
James F. Haeck..........................     31,499(d)(e)        0          (a)            0               573
All current directors and executive         553,156(c)(d)(e)
  officers (22 including above).........                       248          (a)          (a)             7,390

---------------

(a) Less than 1% of class.

(b) Mr. Joullian has a beneficial interest in 3,000 shares of Common Stock and 23 Series A Warrants owned by Joullian & Co., a limited partnership.

(c) Includes shares of Company Common Stock issuable upon exercise of the Series A Warrants. Each Series A Warrant is exercisable for 0.5582 of a share of Common Stock.

(d) Includes shares of Company Common Stock in the following amounts which are subject to conditions of forfeiture and restrictions on sale, transfer or other disposition: Mr. Hoag -- 68,600 shares; Mr. Kelly -- 11,700 shares; Mr. Huge -- 5,500 shares; Mr. Moran -- 4,650 shares; Mr. Haeck -- 5,500 shares and All Current Directors and Executive Officers as a Group -- 104,123 shares. Also, the amounts shown for Messrs. Ball, Blaydon, Jacob, Moore, Poling, Sarni, Skinner and Stern and Mrs. Walters include 375 notional shares payable in Common Stock. Such notional shares have no voting rights.

(e) Includes shares of Common Stock in the following amounts which are not now owned but which could be acquired by exercise of stock options: Each non-employee Director (except Messrs. Ball and Bricker) -- 3,000 shares; Mr. Hoag -- 201,999 shares; Mr. Kelly -- 69,500 shares; Mr. Huge -- 39,168 shares; Mr. Moran -- 22,749 shares; Mr. Haeck -- 23,695 shares and All Current Directors and Executive Officers as a Group -- 440,334 shares.

(f) Excludes 842,253 shares of Company Common Stock owned by Cleveland-Cliffs Inc, for which Mr. Moore serves as Chairman and Chief Executive Officer.

(g) These derivative securities are notional (or phantom) investments in Common Stock that are denominated and payable in cash. Accordingly, these derivative securities have no voting rights.

     Sumitomo and its affiliates own 100% of the Company's Series B Preferred Stock (500,000 shares) and 3,328,220 shares of the Company's Common Stock. Sumitomo and its affiliates, through conversion of its Series B Preferred Stock and convertible notes, together with its existing shares of the Company's Common Stock, could acquire up to 11,382,113 shares or approximately 10% of the Company's Common Stock. The address of Sumitomo's U.S. affiliate is c/o Sumitomo Metal USA Corporation, 8750 West Bryn Mawr Avenue, Suite 1000, Chicago, Illinois 60631.

     In February 1997, Vanguard Windsor Fund, Inc. ("Vanguard") and Wellington Management Company ("WMC") shared beneficial ownership of 7,302,600 shares of Common Stock or approximately 6.9% of the outstanding Common Stock as of such date. Vanguard and WMC reported that Vanguard had sole voting authority and that Vanguard and WMC shared dispositive authority as to all such shares. Address: 75 State Street, 19th Floor, Boston, Massachusetts 02109.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following Summary Compensation Table sets forth the cash compensation and other components of the compensation of David H. Hoag, the Chairman and Chief Executive Officer of the Company, and the other four most highly compensated executive officers of the Company in 1996.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                         -------------------     -------------------------------------
                                                                          AWARDS               PAYOUTS
                                                                 -------------------------     -------
                                                                                NUMBER OF
                                                                 RESTRICTED     SECURITIES                 ALL OTHER
                                                                   STOCK        UNDERLYING      LTIP        COMPEN-
                                         SALARY       BONUS       AWARD(S)       OPTIONS       PAYOUTS     SATION(2)
  NAME AND PRINCIPAL POSITION   YEAR       ($)         ($)         ($)(1)        GRANTED         ($)          ($)
------------------------------- ----     -------     -------     ----------     ----------     -------     ---------
David H. Hoag                   1996     600,000     316,000             0         61,000          0        224,461
Chairman and Chief              1995     587,500     340,000             0         70,000          0         48,740
Executive Officer               1994     550,000     360,000     1,189,825         43,000          0         43,285
J. Peter Kelly                  1996     390,417     216,000             0         19,500          0        151,293
President and Chief             1995     343,750     201,000       109,200         19,500          0        111,122
Operating Officer               1994     312,500     200,000        73,613         19,500          0         92,307
LTV Steel
Arthur W. Huge                  1996     296,000     184,000             0          9,170          0         99,434
Senior Vice President           1995     241,000     135,000             0          9,170          0         50,781
& Chief Financial Officer       1994     232,500     155,000       103,813          9,170          0         46,913
Glenn J. Moran                  1996     225,333     113,000             0          7,750          0         65,657
Senior Vice President,          1995     221,000     115,000             0          7,750          0         48,258
General Counsel                 1994     215,004     135,000        87,769          7,750          0         44,084
and Secretary
James F. Haeck                  1996     227,333     121,000             0          7,750          0         71,304
Senior Vice President-          1995     209,167     125,000             0          7,750          0         51,784
Commercial                      1994     169,650     125,000       103,813          9,170          0         35,314

---------------

(1) The number of shares and year-end value of restricted Common Stock awards held as of December 31, 1996 were as follows: Mr. Hoag -- 68,600 shares and $814,625; Mr. Kelly -- 11,700 shares and $138,938; Mr. Huge -- 5,500 shares and $65,313; Mr. Moran -- 4,650 shares and $55,219 and Mr. Haeck -- 5,500 shares and $65,313. Dividends are payable on restricted stock awards to the same extent and in the same manner as all other shares of Common Stock. All restricted stock awards granted under the Company's Management Incentive Program vest on the fifth anniversary of the date of grant.

(2) Consists of supplemental salary under the Design Your Benefits Program, accruals under defined contribution pension plans, matching employer contributions of cash to the Capital Accumulation Plan and service recognition payments in the following respective amounts for 1996: Mr. Hoag -- $35,550, $168,971, $7,940 and $12,000; Mr. Kelly -- $20,239,
    $115,854, $7,940 and $7,260; Mr. Huge -- $14,161, $77,333, $7,940 and $0;
    Mr. Moran -- $9,934, $48,169, $7,554 and $0; and Mr. Haeck -- $9,150,
    $50,288, $7,466 and $4,400.

     The following table sets forth certain information concerning options to purchase Company Common Stock granted in 1996 to the five individuals named in the Summary Compensation Table.

                             OPTION GRANTS IN 1996
                                                                                       POTENTIAL REALIZABLE VALUE AT ASSUMED

                                                                                            ANNUAL RATES OF STOCK PRICE
                                             INDIVIDUAL GRANTS                            APPRECIATION FOR OPTION TERM (3)
                         ---------------------------------------------------------     --------------------------------------
                                           % OF
                                           TOTAL
                                          OPTIONS
                          NUMBER OF       GRANTED
                         SECURITIES         TO
                         UNDERLYING      EMPLOYEES     EXERCISE OR
                           OPTIONS       IN FISCAL      BASE PRICE      EXPIRATION
         NAME              GRANTED        YEAR(1)      ($/SHARE)(2)        DATE        0%($)       5%($)           10%($)
       --------          -----------     ---------     ------------     ----------     ----     -----------     -------------
David H. Hoag                 61,000         20%           12.21         11/01/06        0          261,263           857,172
J. Peter Kelly                19,500          6%           12.21         11/01/06        0           83,519           274,014
Arthur W. Huge                 9,170          3%           12.21         11/01/06        0           39,275           128,857
Glenn J. Moran                 7,750          2%           12.21         11/01/06        0           33,193           108,903
James F. Haeck                 7,750          2%           12.21         11/01/06        0           33,193           108,903
All Common Stock
  Holders (4)            105,290,464         --               --               --        0      670,489,675     1,699,072,218

------------

(1) A total of 310,680 options were granted to employees in 1996. With respect to each grant, one-third of the options becomes exercisable on November 1, 1997, one-third on November 1, 1998 and one-third on November 1, 1999, unless the vesting schedule is accelerated to become fully exercisable upon death, retirement, disability or a change in control as defined in the Management Incentive Program. Each optionee must demonstrate the ownership of a specified number of "qualifying shares" of Company Common Stock in order to participate in future option awards. Each option is exercisable with a payment of cash, stock or both for a period of 10 years and vests immediately in the event of death, disability or retirement or in the event certain change of control events occur. If shares are used to exercise an option, the Compensation and Organization Committee of the Board of Directors may grant a replacement option on the shares so used.

(2) The exercise price was based on an historical average trading price over a thirty-day trading period prior to the award as provided in the Management Incentive Program. On the date of such grants, the closing price of a share of Common Stock as reported on the New York Stock Exchange was $10.125 a share.

(3) The dollar amounts under these columns are the result of theoretical calculations at 5% and 10% rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, in the Company's stock price.

(4) The potential realizable value for all stockholders is based on 105,290,464 shares of Common Stock outstanding at December 31, 1996.

     The following table sets forth certain information concerning the exercise in 1996 of options to purchase Company Common Stock by the individuals named in the Summary Compensation Table and the unexercised options to purchase Company Common Stock held by such individuals at December 31, 1996.

         AGGREGATED OPTION EXERCISES IN 1996 AND YEAR END OPTION VALUES

                                                   NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                    SHARES                              UNDERLYING                   IN-THE-MONEY OPTIONS
                  ACQUIRED ON      VALUE        OPTIONS GRANTED AT YEAR END           AT YEAR END ($)(1)
                   EXERCISE       REALIZED     -----------------------------     -----------------------------
       NAME           (#)           ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------------------     --------     -----------     -------------     -----------     -------------
David H. Hoag          0              0          201,999          122,001                0                0
J. Peter Kelly         0              0           69,500           39,000                0                0
Arthur W. Huge         0              0           39,168           18,342                0                0
Glenn J. Moran         0              0           22,749           15,501                0                0
James F. Haeck         0              0           23,695           15,975                0                0

------------

(1) The value is calculated based on the aggregate amount of the excess of $11.875 (the closing price of a share of the Company's Common Stock as reported on the New York Stock Exchange Composite Transactions report for December 31, 1996) over the relevant exercise price.

RETIREMENT BENEFIT PLANS

  Restated Executive Benefit Plan

     In January 1996, the Company replaced the Executive Benefit Plan (the "Benefit Plan"), a defined benefit plan, with the Restated Executive Benefit Plan (the "Restated Plan"), a defined contribution plan. The Restated Plan is designed to provide a fixed annual contribution (expressed as a percentage of covered compensation) to a participant which, together with projected investment returns, will be sufficient to provide an annual retirement benefit at age 65 equal to the difference between (i) 55% of projected final average three year compensation (salary plus annual incentive award) and (ii) the aggregate benefit provided under all other retirement plans maintained by the Company. Such benefit is prorated to the extent that years of service total less than 30. Participants will invest such contributions in notional investment options. Eighteen executives of the Company and its subsidiaries (including Messrs. Kelly, Huge, Moran and Haeck) currently are included in the Restated Plan. Mr. Hoag will not be a participant in the Restated Plan.

     With regard to participants who were also in the predecessor Benefit Plan (which includes Messrs. Kelly, Huge and Moran), annual contributions will be increased, if necessary, at retirement to provide a retirement benefit equivalent to the defined benefit to which these participants would have been entitled had the provisions of the predecessor Benefit Plan remained in effect. These participants (along with Mr. Hoag) would also be provided the survivor and disability benefits included in the predecessor Benefit Plan.

  Predecessor Plan

     Under the predecessor Benefit Plan, the maximum retirement benefit was 50% of final average compensation after 15 years of participation or upon attaining normal retirement age, whichever should first occur, after offsetting for amounts payable under all other existing retirement benefits. For participants whose employment terminated prior to normal retirement age and prior to 15 years of participation, benefits accrued at the rate of 3 1/3% of final average compensation per year of participation (prorated for each calendar month during which the participant participated for at least one day). Final average compensation was a participant's average annual compensation (base salary plus awards under the Annual Incentive Program) for the 36 consecutive months which yielded the highest average compensation while a participant. Retirement benefits were payable at the later of a participant's termination of employment or normal retirement age or before normal retirement age with approval of the Board of Directors of the Company. Normal retirement age under the Benefit Plan was age 62 for individuals becoming participants as of or after January 1, 1985 and age 60 for those who became participants prior to January 1, 1985.

     The disability benefit provided in the predecessor Benefit Plan was equal to 100% of final average compensation for one year and 50% thereafter and a survivor benefit payable to a participant's spouse (until death) and, subsequently, to the participant's children collectively (until the last child reached age 21). The survivor's benefit for active and disabled participants was 25% of final average compensation. Similar survivors of retired participants would have received in the aggregate a benefit of 50% of the relevant participant's pension. Furthermore, survivors of former participants who died while still employed by the Company would have received a benefit of 50% of the pension accrued while an active participant.

     Six executive officers of the Company and its subsidiaries (including Messrs. Hoag, Kelly, Huge and Moran) are participants in the predecessor Benefit Plan. The Company closed the Benefit Plan to new participants at year end 1993. As of December 31, 1996, the annualized compensation of Messrs. Hoag, Kelly, Huge and Moran covered by the Benefit Plan was approximately $990,000, $676,500, $489,600 and $371,200, respectively. As of December 31, 1996, Messrs. Hoag, Kelly, Huge and Moran were credited with 13, 7, 4 and 4 years of participation, respectively. The following table shows the estimated annual benefits payable upon retirement under the Benefit Plan for employees in the classifications specified.

  AGE/YEARS                    ANNUAL COVERED COMPENSATION--THREE-YEAR AVERAGE
     OF          ---------------------------------------------------------------------------
PARTICIPATION    $300,000     $450,000     $600,000     $750,000     $1,000,000   $1,120,000
-------------    --------     --------     --------     --------     --------     ----------
                 ESTIMATED ANNUAL BENEFIT
Age 59  5
  years          $ 50,000     $ 75,000     $100,000     $125,000     $166,667      $186,667
  10 years       $100,000     $150,000     $200,000     $250,000     $333,333      $373,333
  15 years       $150,000     $225,000     $300,000     $375,000     $500,000      $560,000

Age 60/62  5
  years          $150,000     $225,000     $300,000     $375,000     $500,000      $560,000
  10 years       $150,000     $225,000     $300,000     $375,000     $500,000      $560,000
  15 years       $150,000     $225,000     $300,000     $375,000     $500,000      $560,000

------------

Note: Benefits will be reduced by Social Security benefits and retirement and disability benefits payable under other Company plans. For those individuals who became participants after December 31, 1984, benefits are also reduced to the extent benefits are payable by retirement plans of former employers.

  Other Prior Retirement Plans

     Officers included in the Summary Compensation Table, except for Mr. Huge, were also covered by defined benefit plans at LTV and its steel subsidiary, which have been frozen. Assuming retirement at age 65, the aggregate annual benefit payable to Messrs. Hoag, Kelly, Moran and Haeck under these frozen defined benefit retirement plans will be approximately $107,890, $75,450, $35,970 and $14,520, respectively.

     With respect to Messrs. Kelly, Moran and Haeck, their annual retirement benefits under the frozen defined benefit plans described in the immediately preceding paragraph are taken into account in calculating the annual contribution under the Restated Plan and are taken into account as offsets to any additional amount otherwise payable to them under the predecessor Benefit Plan. In Mr. Huge's case, his annual retirement benefit at his prior employer is offset against any additional amount payable under the predecessor Benefit Plan.

     In Mr. Hoag's case, the above-described annual benefit of $107,890 is in addition to the accrued annual retirement benefit of $500,000 payable under annuities purchased for Mr. Hoag under a prior employment contract, and annual payments of $54,000 under two additional annuities previously purchased by the Company pursuant to the above-described Benefit Plan. Accordingly, the aggregate defined benefit pension amount payable to Mr. Hoag under all of the above at retirement at age 60 or later would be $661,890 annually. In addition, Mr. Hoag resumed participation, following the expiration of his employment contract, in the Company's broad-based defined contribution plan effective February 1, 1996, and those contributions for 1996 are included in the amounts shown in the Summary Compensation Table.

  Executive Severance Pay Program

     In January 1996, the Company adopted an Executive Severance Plan (the "Severance Plan") which provides severance benefits for certain key executives (including the executive officers named in the Summary Compensation Table) if the executive's employment is involuntarily terminated for reasons other than cause, or as the result of a change in control of the Company. The Severance Plan provides for the following to be included in calculating the severance benefit: (i) base salary and (ii) bonus award, if any, payable under the Company's Annual Incentive Plan using a combination of actual corporate and target individual performance criteria for that year. During the period for which severance benefits are paid, the executive will continue to participate in the Company's life and health insurance and retirement plans.

     The maximum period during which plan benefits will be paid ranges from 6 to 24 months depending upon the participant's position level. The benefit (as defined above) payable under the Severance Plan to the executives named in the Summary Compensation Table is as follows: Mr. Hoag -- 24 months; Mr. Kelly -- 18 months; Mr. Huge -- 12 months; Mr. Moran -- 12 months and Mr. Haeck -- 12 months. The severance payments would be offset by compensation earned by such executives from other employers. Members of senior management, including the five officers named in the Summary Compensation Table, will be required to enter into a non-compete agreement with the Company and release the Company from all employment-related liabilities as a condition to receiving payments under the Severance Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Contracts and Certain Commercial Relationships

     For a five year period extending through January 1996, the Company had in place an employment agreement with Mr. Hoag which provided for employment during such period at an annual salary of at least $550,000, his continued participation in the Company's existing executive compensation plans and the purchase by the Company of five annuities, all of which have been purchased, providing an aggregate annual retirement benefit of $500,000 beginning at age
60. For a description of additional retirement benefits payable to Mr. Hoag, see "Other Retirement Plans." The agreement also provided for substantial severance benefits.

     In the ordinary course of business, the Company and its subsidiaries have engaged in transactions with other corporations, whose directors or officers are members of the Board of Directors of the Company. All such transactions, including those described in the next paragraph and under "Compensation Committee Interlocks and Insider Participation," were conducted on an arm's length basis and on terms competitive with those generally available in the marketplace at the time.

     The Company paid $29.7 million for technical assistance and other fees, steel mill product and interest and dividends on notes and preferred stock and sold $22.4 million of steel product to Sumitomo and its affiliates in 1996. Subsidiaries of the Company and of Sumitomo also are partners in two electro-galvanizing line joint ventures and a steel mini-mill joint venture. The Company paid an aggregate of $116.4 million in processing fees to the electro-galvanizing partnerships in 1996, and such partnerships paid an aggregate of $5.2 million in rent and related fees to the Company in 1996. Additionally, such partnerships paid the Company and Sumitomo an aggregate of $12.2 million and $8.8 million, respectively, in dividends. Sumitomo and its affiliates are a significant stockholder of the Company. See "Security Ownership of Directors, Management and Principal Stockholders."

  Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation and Organization Committee are Messrs. Timbers, Bricker, Jacob, Joullian and Sarni. None of such directors has ever been an employee of the Company.

     Mr. Moore, a member of the Compensation and Organization Committee from January 1, 1996 through April 24, 1996, is the Chairman and Chief Executive Officer of Cleveland-Cliffs Inc, which was paid $40.5 million in fees and costs by the Company in 1996 for iron ore purchases, iron ore mining management and transportation services. The Company also received $250,000 in cash royalties from Cleveland-Cliffs Inc. Additionally, the Company paid $14.1 million in 1996 into a joint venture with subsidiaries of Cleveland-Cliffs Inc and Lurgi AG relating to the production of direct reduced iron briquettes. The Company's total investment in the joint venture is expected to cost approximately $70 million.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Introduction

     The Compensation and Organization Committee of the Board of Directors has the responsibility to review and approve compensation and benefit actions for all officers of the Company. In addition, the Committee reviews compensation and benefit programs applying to all non-union represented salaried employees. The Committee meets with an independent executive compensation consultant and obtains survey data on competitive pay and benefit practices.

     Steel producers operate in a highly competitive and cyclical market environment. Business cycles can have wide variations in intensity and duration. The investments needed to maintain a leadership position are significant and require an extended period of time to see a satisfactory profit return. The Committee considers these conditions in administering the senior management compensation program.

     The Committee compares performance, compensation levels and compensation programs of the Company with other integrated carbon flat roll steel companies (a peer group consisting of AK Steel, Bethlehem, Inland, National and USX-U.S. Steel Group -- those companies in the Performance Graph which are closer in size to the Company -- the "Compensation Comparison Group"). The Committee also reviews compensation practices of a broader group of steel companies, which includes the other steel companies included in the Performance Graph, as well as comparably sized companies in general industry.

     During 1996, the Committee and management, assisted by the independent consultant, conducted a comprehensive review of the Company's executive compensation philosophy, guiding principles, and programs. The study strongly confirmed that the primary objective of the program is and will continue to be to support management's overall goal of creating value for LTV stockholders. The study also showed that the Company's current programs support this objective.

     Several key changes were recommended to the program, designed to further enhance the linkages between pay and performance and between management goals and stockholder value. First, in addition to continuing to grant stock options, the program adds a performance share component whereby vesting of stock grants will be conditioned upon achieving specified performance results over a four year cycle. Second, stock ownership requirements which are a condition to future participation in long-term incentive awards have been significantly increased. Third, in order to further encourage and assist management to increase stock ownership, a new management stock acquisition program was added. The Amended Management Incentive Program (AMIP), for which stockholder approval is being requested as part of this proxy statement, outlines the proposed changes to the program. If stockholder approval for the AMIP is received, the proposed changes will be implemented during 1997.

  Overview of LTV Senior Management Compensation Program

     The Company's senior management compensation program is designed to link executive compensation to corporate performance, thereby enhancing the Company's sustainable value to stockholders by rewarding superior performance and by requiring management to have a significant personal ownership interest in the Company.

     Salary level is determined based on an unweighted consideration of the responsibilities of the position, experience of the incumbent, individual and Company performance and competitive salary levels of the Compensation Comparison Group.

     The Annual Incentive Program rewards individuals for:

     - Success in meeting specific corporate objectives.

     - Successful individual performance.

     The Long-Term Incentive Program closely aligns the interests of management and the stockholders by having Company executives obtain and maintain a significant personal equity stake in the Company. In its entirety, the senior management compensation program is expected to enable the Company to create stockholder value and to attract and retain outstanding individuals.

     The Committee emphasizes total direct compensation consisting of salary, annual incentive and long-term incentive, rather than a single element. Salaries are targeted in the middle range of the Compensation Comparison Group. Annual incentive "targets" were increased from the middle of the Compensation Comparison Group in 1994 to 5 to 10 percentage points above the middle range of such group in 1995. As part of this change, target performance objectives were made more difficult, increasing the risk that payments would be at less than target levels. This practice was continued in 1996.

     Long-term incentives for 1996 continued to be targeted at the middle range of the Compensation Comparison Group consistent with the three-year, fixed grant levels established in 1994. Actual total direct compensation is a function of the Company's performance against its objectives, changes in the fair market value of the Company's Common Stock and individual performance.

     The mix of salary, annual incentive and long-term incentive will vary based on management level and on competitive market practices. For positions with major corporate impact, including those executive officers named in the Company's Summary Compensation Table ("Named Executives"), between 50% and 60% of target total direct compensation is delivered through annual and long-term incentives (with the balance in salary). For positions with lesser impact, salary represents a higher proportion of total direct compensation.

     Additionally, all salaried employees, including each Named Executive, are eligible to participate in the LTV Capital Accumulation Plan and Supplemental Management Retirement Plan which include a provision to match a specified portion of the employee's contributions. Matching contributions made to the accounts of Named Executives in 1996, which are invested in shares of the Company's Common Stock or invested notionally in Common Stock, are included in the accompanying Stock Ownership Table.

  Salary

     Salaries for officers are administered in a fashion similar to all other non-union LTV employees. Salary adjustments are determined by evaluating the responsibilities of the position, the competitive salary for the position (using as a target the middle range of salaries of comparable positions in the Compensation Comparison Group), the experience of the incumbent, the performance of the incumbent and the performance of the Company.

  Annual Incentive Opportunity

     Under the Annual Incentive Program, weighted objectives (using specific performance measurements) are established in advance each year by the Committee. Incentive awards are determined by measuring actual performance against these objectives. Objectives are based on a combination of corporate and individual performance criteria for most plan participants. For senior executive officers, including the Named Executives, Annual Incentive Program awards are made on the basis of individual and corporate performance.

     The Committee, working with senior management, is responsible for measuring the attainment of all corporate and individual objectives for corporate officers. Members of senior management are responsible for measuring the attainment of individual goals for all other participants. The Committee has the responsibility to review and approve all awards prior to payment. Based on position impact and competitive pay opportunities, target annual incentive opportunities range from 40% to 65% of salary. Actual individual awards often vary above and below target levels. The Committee has the discretion to make these awards in either cash or stock.

     For 1996, the Committee established financial objectives and other focus objectives (which will change from year to year). The Committee placed its primary emphasis upon RONA (return on net assets) relative to an internal standard and adjusted earnings relative to an industry peer group that includes the companies shown on the performance graph. The weight of these two measures comprise 70% of the total, each providing 35%. The remaining 30% weight was allocated equally to various internal factors including customer satisfaction (including product quality), cost reduction, business process redesign, international business development, inventory management, and enhanced product mix. The Committee reviewed senior management's performance against these objectives, considered the market environment in which the Company operated for the year, and used its judgment and discretion in determining the awards.

  Long-Term Incentive Opportunity

     In order to facilitate the acquisition of an equity stake by its executives, the Company designed its long-term incentive compensation program as a combination stock ownership and stock compensation program. Long-term incentive target levels are set based upon position impact and the middle range of competitive practice. Actual long-term incentive grants also reflect individual performance.

     For 1996, long-term incentive awards were based primarily on stock option grants, the terms of which appear in the accompanying tables. In 1994, the Company implemented a three-year program of stock option and restricted stock awards, which generally consists of annual stock option grants and front-loaded restricted stock awards. The stock option grants in 1996 (the third year in the three-year program) reflect a continuation of this program for all participants. As the 1994 proxy statement indicated, Messrs. Hoag and Kelly did not receive a full front-loaded restricted stock award in 1994 and were to be considered for additional awards in 1995 and 1996. Consistent with last year's practice, Mr. Hoag did not receive any additional restricted stock awards in 1996, but instead received a commensurably larger stock option grant. Mr. Kelly received only stock options in 1996, as his 1995 restricted stock award constituted his final restricted stock award under the three-year program.

     The Committee believes that long-term incentive grants to management should be made in the form of equity securities in order to more closely align management's interest with that of the stockholders.

  1996 Corporate Performance and CEO Compensation

     While the performance of the Company and the CEO in 1996 would have supported an increase, Mr. Hoag's salary was held constant in 1996 at $600,000. This salary level is in the middle range of salaries of comparable positions in the Compensation Comparison Group.

     Under the Annual Incentive Program, Mr. Hoag's target award is 65% of base salary. Mr. Hoag's Annual Incentive Program award of $316,000 is based upon 1996 performance against the goals discussed earlier under the section titled "Annual Incentive Opportunity."

     In 1996, a stock option for 61,000 shares was granted to Mr. Hoag under the long-term incentive program, which represents the target value established in 1994 required to position the CEO's long-term incentive at the middle range of competitive practice. The Committee believes that the grant, in conjunction with prior grants and existing stock ownership, places Mr. Hoag's interests in direct alignment with the Company's stockholders.

     Mr. Hoag's 1991 employment contract expired on January 31, 1996. Mr. Hoag and the Committee agreed not to extend the contract. Mr. Hoag's employment contract stipulated the terms of accrual for his retirement benefit during the term of the contract. As a consequence, Mr. Hoag did not fully participate in the Company's existing retirement program. Because of the expiration of the contract, the Committee decided to recommence Mr. Hoag's full participation in the LTV Steel Retirement Plan effective February 1, 1996.

  Policy Regarding Section 162(m)

     The Committee's policy is that, effective for awards made after 1995, executive compensation should be provided in such a manner as to comply with the rules governing the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code.

  Conclusion

     The Committee believes the compensation program was prudently administered during 1996 and that the overall design and objectives of the program are consistent with the long-term interests of the Company and its stockholders.

                                THE COMPENSATION AND ORGANIZATION COMMITTEE

                                       STEPHEN B. TIMBERS--CHAIRMAN
                                       WILLIAM H. BRICKER
                                       JOHN E. JACOB
                                       EDWARD C. JOULLIAN III
                                       VINCENT A. SARNI

PERFORMANCE GRAPH

     The following graph compares the total stockholder return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P Index") and a Company-constructed peer group of publicly traded integrated steelmakers consisting of Bethlehem Steel Corporation, Inland Steel Industries, Inc., National Steel Corporation, Weirton Steel Corporation, Wheeling-Pittsburgh, USX Corporation-Steel Group and Armco Inc./AK Steel Holding Corporation (the "Peer Group"). Armco Inc., in a recapitalization, transferred its carbon steel business to a wholly-owned subsidiary of AK Steel Holding Corporation at the end of March 1994. Accordingly, the index includes Armco Inc. for that period in the performance graph prior to the divestiture and AK Steel Holding Corporation for the period thereafter.

     The period shown consists of the date that the Company's Common Stock, which was initially issued in connection with the Company's reorganization on June 28, 1993, was registered under Section 12 of the Securities Exchange Act of 1934, as amended, through the end of the Company's last fiscal year. The graph assumes the investment of $100 in the Company's Common Stock, the S&P Index and the Peer Group on June 29, 1993 with immediate reinvestment of all dividends. The Peer Group total return has been weighted for market capitalization based on information contained in the public filings of members of the Peer Group.

                          LTV COMMON STOCK PERFORMANCE
                LTV VS. TOTAL RETURNS OF S&P 500 AND PEER GROUP

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)               S&P 500              LTV              PEER GROUP
JUN-93                                    100.000             100.000               100.00
DEC-93                                    104.943             101.575              102.13
DEC-94                                    106.373             103.937               95.92
DEC-95                                    146.203              86.614               79.73
DEC-96                                    179.668              74.892               72.18

PEER GROUP: MARKET WEIGHTED INDEX COMPRISED OF ARMCO/AK STEEL, BETHELEHEM STEEL, INLAND, NATIONAL STEEL, WEIRTON, WHEELING-PITTSBURGH AND USX-STEEL GROUP.

                      CLOSING PRICE ON JUNE 29, 1993=$100

--------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE COMPANY'S MANAGEMENT INCENTIVE PROGRAM (AMENDED AND RESTATED)

     The following summary description of the AMIP and the summary of principal changes from the original plan are qualified in their entirety by reference to the full text of the AMIP, which is attached to this Proxy Statement as Exhibit A.

     The Board of Directors has adopted, subject to stockholder approval, an amended and restated version of The LTV Corporation Management Incentive Program (the "MIP"), originally approved by stockholders in 1994. The MIP limits eligibility to key executives of the Company, as selected by the committee administering the MIP (see below). The purpose of the amended and restated MIP (the "AMIP") is to increase the linkage between executive compensation and corporate performance, both short-term and long-term, and strengthen the alignment of management goals and stockholder value. By meeting these objectives, the AMIP reinforces the mutuality of management's interests with those of other stockholders. Accordingly, the Board of Directors recommends that stockholders approve the AMIP.

     The AMIP has three components, each of which will be utilized in meeting these objectives: a Long-Term Incentive Program, which provides for stock options and for awards which require the attainment of performance goals measured over extended periods of time and which condition grants on the ownership of minimum amounts of Company stock; a new Stock Acquisition Program, which provides the opportunity to purchase shares of Common Stock with matching grants of Common Stock from the Company; and an Annual Incentive Program, which provides for awards based on the attainment of predetermined annual strategic, financial, and operational performance standards. The AMIP will be administered by the Compensation and Organization Committee of the Board. The Committee has adopted (see the Stock Acquisition Program discussion below) or will adopt award programs under each of these three components which are designed to work in coordination with each other.

     First, the Committee anticipates that under the Long-Term Incentive Program, annual grants of stock options and performance shares will be made. The Committee currently anticipates that for senior executives the mix between option shares and performance shares, based on value, will be 70% stock option shares and 30% performance shares. Other participants will receive only stock options. Each performance share award will specify, as determined by the Committee, the performance goals that are to be achieved over a four year measuring period, and each award will specify in respect of the specified performance goals a minimum acceptable level of achievement below which no payment will be made. In addition, a formula will be established for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified performance goals. Each award of performance shares must also specify the value or the number of shares to be issued, with respect to the maximum performance goal established by the Committee.

     The Board of Directors has historically approved, as a key component of the Company's compensation structure, continuous stock ownership requirements as a condition for participation in future awards under the Long-Term Incentive Program of the MIP. These requirements have now been significantly increased and will apply to awards under the AMIP. Each executive has been assigned a specific number of shares and a date (generally, December 31, 1999) by which the executive will be required to have accumulated the requisite number of shares. The specific share ownership levels were initially established on a sliding scale with reference to representative base salaries for the various levels of management, with more senior executives having targets representing larger multiples of base salary. Executives will be encouraged and assisted to make steady progress toward the attainment of these higher ownership levels.

     Second, pursuant to the terms of the AMIP, if approved by the stockholders, the Committee will implement the new Stock Acquisition Program. Acquired shares will be matched on a one for four basis with restricted shares of Common Stock (i.e., one share matched for every four acquired). Acquisition of shares may be by direct purchase by the participant, by deferral of current compensation (which will also result in deferral of income tax), or by election to receive payment in stock of Annual Incentive awards otherwise payable in cash. If the acquired shares are retained for a minimum of three years, the restrictions on the matching shares will be lifted.

     Third, Annual Incentive awards are designed to focus executive attention on the attainment of key strategic, financial and operational goals. The Committee will annually approve participants for the Annual Incentive Program, approve the performance objectives for each participant and fix the schedule of participant target awards, expressed as a percent of base salary. Currently, the highest target award will be 65% of base salary. Actual awards may range from zero, if minimum performance is not achieved, to amounts above target for superior performance under the award measurement. The attainment of these goals will result in the payment of awards in either cash or stock (or a combination thereof). If an executive elects to take payment in stock of an award which would otherwise be payable in cash, such award will be eligible for matching grants under the Stock Acquisition Program described above.

SUMMARY OF PRINCIPAL CHANGES FROM THE ORIGINAL PLAN AS APPROVED BY STOCKHOLDERS

     AVAILABLE SHARES -- The AMIP increases the number of shares of Common Stock available by 5,000,000 shares. The original plan authorized the issuance of an aggregate of 4,250,000 shares of common Stock. At February 28, 1997, 47,850 of these shares had been issued pursuant to awards under the original plan, and 1,905,468 shares were subject to outstanding grants. Further, 2,296,682 shares will be carried forward and available for future awards under the AMIP, including 1,114,126 shares under the Interim Stock Option Program which were not made subject to grants before the expiration of that Program, and which are no longer available for issuance under the terms of the MIP, together with shares from awards which are forfeited and options which expire unexercised. No separate sublimits are established under the AMIP for particular forms of award, such as was done for interim stock options and restricted stock under the MIP.

     STOCK ACQUISITION AND MATCH PROGRAM -- To increase the levels of stock ownership by management, the AMIP permits management to make current or deferred purchases of Common Stock through voluntary payments or deferral of income. Such purchases would be matched by the Company on the basis of one matching share of restricted stock for four purchased shares.

     COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE -- The AMIP makes provision for compliance with Section 162(m), as did the MIP. The AMIP includes a provision for the deferral of income in instances where executive compensation would otherwise exceed the deductibility limits of Section 162(m). Performance share awards to named executives will provide for objective performance goals and are intended to qualify for deductibility without regard to the limits of Section 162(m). The limit on the maximum number of shares of Common Stock which can be granted to any participant is increased from 250,000 shares covered by options and appreciation rights in any one year to 1,000,000 shares covered by all forms of awards other than performance units during any period of three consecutive calendar years. A new limit of $2,500,000 has been established for the aggregate value of performance units, as of their respective dates of grant, which can be awarded to one participant in any one calendar year.

     DEFERRED STOCK -- Awards of deferred stock are now permitted in consideration of the performance of services and such other conditions, including the attainment of performance goals, as the Committee may specify, but vesting may not occur before three years from the date of grant if vesting is conditioned on service alone.

     ANNUAL INCENTIVE PROGRAM AWARDS -- The MIP limit on Annual Incentive Plan Awards of one times base salary has been deleted.

     PERFORMANCE SHARE VESTING -- Performance shares may vest no earlier than one year from the date of award.

     POST-RETIREMENT OPTION EXERCISE PERIOD -- The period following retirement during which stock options can be exercised is changed from a fixed period of two years to a matter of Committee discretion.

     FORFEITURE OF AWARDS -- Any unpaid, unexpired or deferred award may be canceled if the participant renders services for an entity which is in competition with the Company, or such services are otherwise prejudicial to or in conflict with the interests of the Company.

     ESTATE PLANNING OPTION TRANSFERS -- The Committee may authorize the transfer of unexercised options to the spouse or descendants of a participant, or to a trust or other vehicle.

SUMMARY OF AMENDED PLAN

     The AMIP will be administered by the Compensation and Organization Committee of the Board of Directors or any subcommittee thereof established by the Board of Directors (the "Committee") which must consist of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Committee will be given broad powers to interpret the provisions of the AMIP, including determining which eligible executives will participate in each program, the types of awards and the terms and conditions of such awards (such as vesting and forfeiture upon separation from employment). Approximately 250 employees are currently eligible to participate in the AMIP. The employees were selected based on an assessment of their individual responsibility and impact of their position, as well as individual recommendations by executive officers.

     The Board will be permitted to amend or terminate the AMIP except that no amendment may, without shareholder approval, increase the maximum number of shares subject to issuance, increase the limitation on the aggregate value of performance units, decrease an option price, or otherwise materially increase benefits accruing to participants under the AMIP. Further, no options may be cancelled or replaced by options with a lower exercise price unless shareholder approval is obtained. The Committee is authorized to approve design changes for programs under the three components of the AMIP.

     THE LONG-TERM INCENTIVE PROGRAM permits the design of individual awards using the following long-term incentive techniques: incentive stock options, non-qualified stock options, performance shares, performance units, stock appreciation rights, deferred stock and restricted stock. The Committee may grant differing forms of awards as circumstances change, and from time to time, restricted stock may be granted in special situations. Vesting of restricted stock may not occur less than three years from the date of grant if vesting is conditioned upon service alone.

     Stock options granted pursuant to the AMIP will vest with continued service, as determined by the Committee. The Committee shall also determine in its discretion all other conditions of the grants, such as performance goals, exercise price and option term, so long as the terms are in accordance with the provisions of the AMIP. Except in special circumstances defined in the AMIP, no options may be granted with exercise prices below fair market value as of the date of grant.

     All options vest immediately in the event of the participant's death, disability, or retirement or in the event certain change-in-control events occur. A participant who terminates employment for reasons other than disability, death or retirement (on or after attainment of age 65) will be permitted to exercise the vested portion of a stock option during the three-month period following the termination of employment. In the case of the disability, death or retirement (on or after attainment of age 65) of a participant, the participant (or his or her estate or beneficiary, as the case may be) will be permitted to exercise a stock option for a period following the disability, death or retirement to be determined by the Committee.

     A participant will be required to give notice to the Company of the number of shares he or she will purchase and provide payment for the option price. A participant will be allowed to pay for the option shares in cash, check, previously owned shares, option shares or any combination thereof.

     Performance shares granted under the Long-Term Incentive Program will be subject to such terms and conditions, including performance objectives, as the Committee may determine. The performance period with respect to each performance share shall be determined by the Committee prior to the start of the performance period and may be subject to earlier termination in the event of disability, death or retirement or in the event of a change-in-control of the Company or other similar events. Each award of performance shares shall specify the time and manner of payment of performance shares earned, and any award may be paid in cash, stock, or any combination thereof.

     The Committee may, at its discretion, make grants of any and all other forms of Long-Term Incentive outlined under the attached AMIP document.

     The AMIP provides, as did the MIP, that awards representing no more than three percent of the shares available under the Program may not be required to meet certain restrictions otherwise applicable to restricted stock, deferred stock and performance stock awards under the Program.

     The AMIP requires that the Committee establish "performance goals" for purposes of performance shares and performance units. When so determined by the Committee, option rights, appreciation rights, restricted stock, deferred stock and dividend equivalents may also specify performance goals. Performance goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of the affiliate, division, department or function within the Company or affiliate in which the participant is employed. Performance goals applicable to any award to a participant who is, or is determined by the Committee likely to become a "covered employee" within the meaning of Section 162(m)(3) shall be limited to specified levels of or growth in (i) cash flow, (ii) costs, (iii) earnings per share, (iv) market share, (v) net income, (vi) product quality, (vii) productivity improvement, (viii) return on assets, (ix) return on equity, (x) return on invested capital (xi) sales growth, (xii) shareholder return, (xiii) stock price, and/or (xiv) value added. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the performance goals unsuitable, the Committee may modify such performance goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

     THE STOCK ACQUISITION PROGRAM permits management employees to make current or deferred purchases of Common Stock, through voluntary payments or deferral of income, upon such terms and conditions that the Committee may determine. The Committee may provide an incentive to employees to purchase and hold Company shares through this program. The Committee retains the right to change the form of incentives, to enhance or reduce the terms of incentives, or to terminate the incentive program in its entirety at any time.

     THE ANNUAL INCENTIVE PROGRAM provides for the grant of short-term performance awards to key employees of the Company based on predetermined goals. With management input, the Committee will develop measures for performance by the Company's Corporate and steel group. Management will also develop measures for individual performance, and may develop other measures for performance. The Committee will determine the amount of awards to be paid on the attainment of such performance measures. Awards may be paid in cash or in stock.

     The Committee may provide in agreements for individual awards under any of the three programs to be immediately vested after one of several specified change-in-control events occurs. These events could include a significant change in the composition of the Board, a significant change in stock ownership, or a transaction that requires stockholder approval (such as a sale or merger of the Company).

     It is not possible to determine specific amounts that may be awarded in 1997 under the AMIP, nor is it possible to determine the amounts that would have been awarded in 1996 had AMIP been in effect for such year.

     TAX IMPACT: The executive does not incur any tax at the time stock options are granted.

     - Upon exercise of an incentive stock option, the executive incurs no direct tax; however, the fair market value over the exercise price is a tax preference item subject to the alternative minimum tax. The executive is taxed on the subsequent sale of the shares as a sale of a capital asset based on the difference between the selling price over the exercise price. The gain to the executive is not tax-deductible to the Company. However, if the executive sells the incentive stock option shares within two years of the option grant or one year of exercising the option, he or she recognizes compensation income generally on the difference between the option's exercise price and the fair market value on the date of exercise. The Company can deduct the amount included in the executive's income.

     - A participant does not incur any tax at the time non-qualified stock options are granted. The Company does not receive any tax deduction at grant.

     - Upon the exercise of such an option, the participant will recognize ordinary income equal to the difference between the fair market value of the option stock on the date of exercise and the exercise price. The Company will receive a corresponding tax deduction equal to such taxable amount in the year of exercise, subject to any limitations imposed under
       Section 162(m) of the Internal Revenue Code.

     - With respect to performance shares, the executive will recognize ordinary income equal to the market value of the number of shares vested at the end of the Performance Period. The Company will receive a corresponding deduction, subject to Section 162(m).

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED MANAGEMENT INCENTIVE PROGRAM.
--------------------------------------------------------------------------------

PROPOSAL TO RATIFY SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP and their predecessors have been the auditors for the Company since 1957. Upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP to be the independent auditors of the Company for the year ending December 31, 1997. The Board of Directors will offer a resolution at the 1997 Annual Meeting to ratify this selection. It is anticipated that representatives of Ernst & Young LLP will be present at the 1997 Annual Meeting to respond to appropriate questions, and they will have an opportunity, if they desire, to make a statement.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.
--------------------------------------------------------------------------------

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company by November 11, 1997 to be considered for inclusion in the Company's Proxy Statement and Form of Proxy relating to that meeting.

     In 1996, the Company adopted amendments to its By-Laws intended to promote the efficient functioning of its annual meetings. The amendments confirm the Company's right to determine the time, place and conduct of stockholder meetings, require advance notice by mail or delivery to the Company of stockholder proposals or director nominations for annual meetings and require persons wishing to conduct a solicitation of written consents of stockholders or to call a special meeting of stockholders to apply to the Board of Directors to set a record date for the consent solicitation or to determine whether the requisite number of stockholders desire to call a special meeting.

     Under the amended By-Laws, stockholders must provide the Company with at least 60 days, but no more than 90 days, notice prior to the announced Tentative Meeting Date of (i) business the stockholder is proposing for consideration at that meeting and (ii) persons the stockholder intends to nominate for election as directors at that meeting. The Company expects to announce the Tentative Meeting Date for the 1998 Annual Meeting during the fourth quarter of 1997.

     The Board Affairs Committee will consider nominees recommended by stockholders as candidates for election to the Board of Directors at the 1998 Annual Meeting. A stockholder wishing to nominate a candidate for election to the Board should give written notice to the Secretary of the Company of his or her intention to make such a nomination in accordance with the procedure described above and furnish a written consent by such nominee that he or she agrees to the nomination and will serve if elected. The notice of nomination should contain background information about both the nominee and the stockholder making the nomination. The Company may also require that the proposed nominee furnish additional information to determine that person's eligibility to serve as a director.

     Notices and proposals or nominations should be addressed to Glenn J. Moran, Senior Vice President, General Counsel and Secretary, The LTV Corporation, 200 Public Square, Cleveland, Ohio 44114-2308.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

     Management does not now intend to bring before the 1997 Annual Meeting any matters other than those specified in the notice of the meeting, and, except for any stockholder proposals omitted in accordance with the rules and regulations of the Securities and Exchange Commission, it does not know of any business which persons other than the management intend to present at the meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

                                            By order of the Board of Directors

                                            Glenn J. Moran
                                            Senior Vice President,
                                            General Counsel and Secretary

Cleveland, Ohio
March 10, 1997

                                   EXHIBIT A

                              THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM
                (AMENDED AND RESTATED EFFECTIVE APRIL 24, 1997)

                              THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM
                (AMENDED AND RESTATED EFFECTIVE APRIL 24, 1997)

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
ARTICLE I -- PURPOSE AND DEFINITIONS
  1.1    Purpose......................................................................   A-1
  1.2    Effect of Amendment and Restatement..........................................   A-1
  1.3    Definitions..................................................................   A-1
  1.4    Construction.................................................................   A-4

ARTICLE II -- STOCK AVAILABLE UNDER THIS PROGRAM
  2.1    Stock Available under this Program...........................................   A-4

ARTICLE III -- LONG-TERM INCENTIVE PROGRAM
  3.1    Purpose......................................................................   A-4
  3.2    Option Rights................................................................   A-5
  3.3    Appreciation Rights..........................................................   A-6
  3.4    Restricted Stock.............................................................   A-7
  3.5    Deferred Stock...............................................................   A-8
  3.6    Performance Shares and Performance Units.....................................   A-9
  3.7    Transferability..............................................................   A-9
  3.8    Fractional Shares............................................................  A-10
  3.9    Participation by Employees of a Less-Than-80% Affiliate......................  A-10
 3.10    Certain Terminations of Employment, Hardship and Approved Leaves of Absence..  A-10
 3.11    Foreign Employees............................................................  A-10
 3.12    Certain Forfeitures..........................................................  A-11

ARTICLE IV -- ANNUAL INCENTIVE PROGRAM
  4.1    Purpose......................................................................  A-11
  4.2    Special Definitions Applicable to this Article...............................  A-11
  4.3    Participation................................................................  A-11
  4.4    Annual Incentives............................................................  A-11
ARTICLE V -- MANAGEMENT STOCK ACQUISITION PROGRAM
  5.1    Purpose......................................................................  A-12
  5.2    Special Definitions Applicable to this Article...............................  A-13
  5.3    Participation................................................................  A-13
  5.4    Amount of Deferral...........................................................  A-13
  5.5    Voluntary Purchases of Stock.................................................  A-13
  5.6    Matching Contributions and Grants............................................  A-13
  5.7    Distributions................................................................  A-13
  5.8    Dividends....................................................................  A-13
  5.9    Administration...............................................................  A-13
 5.10    Claims Procedure.............................................................  A-14

                                                                                        PAGE
                                                                                        ----
ARTICLE VI -- ADMINISTRATION, GENERAL PROVISIONS
  6.1    Administration of this Program...............................................  A-14
  6.2    Amendments and Other Matters.................................................  A-14
  6.3    Unfunded Status of Program...................................................  A-15
  6.4    Change in Control Provisions.................................................  A-15
  6.5    Adjustments..................................................................  A-16
  6.6    Withholding Taxes............................................................  A-16
  6.7    General Provisions...........................................................  A-16
  6.8    Effective Date of Program....................................................  A-17
  6.9    Term of Program..............................................................  A-17
 6.10    Proceeds and Expenses........................................................  A-17
 6.11    Severability.................................................................  A-17
 6.12    Exclusion from Certain Restrictions..........................................  A-17

                              THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM
                (AMENDED AND RESTATED EFFECTIVE APRIL 24, 1997)

                                   ARTICLE I
                            PURPOSE AND DEFINITIONS

     1.1 PURPOSE. The LTV Corporation, a Delaware Corporation, hereby amends and restates The LTV Corporation Management Incentive Program effective April 24, 1997. The purpose of this Program, as amended and restated, is to attract, retain and motivate officers and key employees of The LTV Corporation and its Affiliates, to provide such persons with incentives and rewards for superior performance which share in the growth of the value of the Corporation, and to promote ownership and holding of Stock of the Corporation by such persons, thereby reinforcing a mutuality of interest with other stockholders.

     1.2 EFFECT OF AMENDMENT AND RESTATEMENT. This amendment and restatement of this Program shall constitute a continuation of this Program. This amendment and restatement is generally effective April 24, 1997. Grants and awards made under the Prior Program before April 24, 1997 shall be governed by the terms and provisions of the Prior Program.

     1.3 DEFINITIONS.  As used in this Program,

     "Affiliate" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Affiliate" means any corporation in which the Corporation owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     "Appreciation Right" means a right granted pursuant to Section 3.3 of this Program, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

     "Board" means the Board of Directors of the Corporation.

     "Cause" means, in connection with an involuntary termination by the Corporation or an Affiliate of a Participant's employment, (i) the willful and continued failure by the Participant to perform substantially the duties of the Participant's position or (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to the Corporation or an Affiliate, monetarily or otherwise.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee described in Section 6.1(a).

     "Corporation" means The LTV Corporation, a Delaware corporation, or its successor or successors.

     "Date of Grant" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Stock or Deferred Stock shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "Deferral Period" means the period of time during which shares of Deferred Stock are subject to deferral limitations under Section 3.5.

     "Deferred Stock" means an award pursuant to Section 3.5 of the right to receive shares of Stock at the end of a specified Deferral Period.

     "Disability" means a physical or mental condition of a Participant resulting from a bodily injury, disease, or mental disorder which renders him incapable of continuing in the active employment of the Corporation or an Affiliate. Such Disability shall be determined by the Committee based upon appropriate medical advice and examination.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means, with respect to a share of Stock as of any given day (i) the last reported closing price for a share of Stock on the New York Stock Exchange for the day as of which such determination is being made or, if there was no sale of Stock so reported for such day, on the most recently preceding day on which there was such a sale; or if the Stock is not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is being made, the amount determined by the Committee to be the fair market value of a share of Stock on such day, or (ii) if greater, the lowest price necessary to avoid any adjustment in the exercise price or exercise quantity of the Series A Warrants pursuant to the Warrant Agreement dated as of June 28, 1993 between the Corporation and Society Bank.

     "Free-standing Appreciation Right" means an Appreciation Right granted pursuant to Section 3.3 that is not granted in tandem with an Option Right or similar right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code.

     "Less-Than-80% Affiliate" means an Affiliate with respect to which the Corporation directly or indirectly owns or controls less than 80% of the total combined voting or other decision-making power.

     "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable upon the exercise of an Option Right.

     "Option Right" means the right to purchase shares of Stock upon exercise of an option granted pursuant to Section 3.2.

     "Participant" means a person who is selected by the Committee to receive benefits under this Program and who is at that time an officer, including without limitation an officer who may also be a member of the Board or any other key employee of, the Corporation or any Affiliate, or who has agreed to commence serving in any such capacity.

     "Performance Goals" means a performance objective or objectives established pursuant to this Program for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Deferred Stock and dividend credits. Performance Goals may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed. The Performance Goals applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code shall be limited to specified levels of or growth in:

            (i) cash flow;

           (ii) costs;

          (iii) earnings per share;

           (iv) market share;

            (v) net income;

           (vi) product quality;

          (vii) productivity improvement;

          (viii) return on assets;

            (ix) return on equity;

             (x) return on invested capital;

            (xi) sales growth;

           (xii) shareholder return;

          (xiii) stock price;

           (xiv) value added;

and any combination thereof.

     Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 3.6 within which the Performance Goals relating thereto are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one share of Stock awarded pursuant to Section 3.6.

     "Performance Unit" means a bookkeeping entry that records a dollar denominated unit awarded pursuant to Section 3.6.

     "Prior Program" means The LTV Corporation Management Incentive Program, approved by its shareholders on April 29, 1994, as amended prior to the adoption of this Program.

     "Program" means The LTV Corporation Management Incentive Program (As Amended and Restated Effective April 24, 1997) adopted by the Board on January 24, 1997, as it may be amended from time to time.

     "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 3.2(e).

     "Restricted Stock" means Stock granted or sold pursuant to Section 3.4 as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 3.4 has expired.

     "Retirement" means retirement from active employment with the Corporation and each of its Affiliates on or after attainment of age 65, unless an earlier retirement is approved by the Committee.

     "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

     "Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the Fair Market Value per share of Stock on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Fair Market Value per share of Stock on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

     "Stock" means (i) shares of the common stock of the Corporation, par value $.50 per share, and (ii) any security into which Stock may be converted by reason of any transaction or event of the type referred to in Section 6.5.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 3.3 that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

     1.4 CONSTRUCTION. To the extent determined by the Committee, Article III of this Program as hereby amended and restated is intended to continue to meet, and shall be construed in accordance with, the requirements for deductibility of compensation under Section 162(m) of the Code. The masculine gender, where appearing in this Program, shall be deemed to include the feminine gender and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.

                                   ARTICLE II
                       STOCK AVAILABLE UNDER THIS PROGRAM

     2.1 STOCK AVAILABLE UNDER THIS PROGRAM. (a) Subject to adjustment as provided in Section 6.5, the number of shares of Stock issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Stock and released from all substantial risks of forfeiture, (iii) as Deferred Stock, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) in payment of dividend equivalents paid with respect to Stock purchases or awards made under this Program, (vi) upon Stock purchases pursuant to Article V, (vii) in payment of AIP awards, and (viii) upon distributions of shares of Stock, shall not in the aggregate exceed 7,296,682 shares of Stock (2,296,682 of which were approved in 1994 (of which not more than 198,062 may be shares of Restricted Stock and 1,114,126 were shares under the Interim Stock Option Program which were not made subject to grants before the expiration of such Program and which are no longer available for issuance under such Program), and 5,000,000 of which are being added as of this Amendment and Restatement), which may be Stock of original issuance or Stock held in treasury or a combination thereof.

     (b) Upon the full or partial payment of any Option Price by the transfer to the Corporation of shares of Stock or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Program by the transfer or relinquishment of shares of Stock, there shall be deemed to have been issued or transferred under this Program only the net number of shares of Stock actually issued or transferred by the Corporation.

     (c) Upon payment in cash of the benefit provided by any award granted under this Program, any shares of Stock that were covered by that award shall again be available for issuance or transfer hereunder.

     (d) Subject to adjustment as provided in Section 6.5, the maximum number of shares of Stock covered by awards under this Program granted to any Participant during any period of 3 consecutive calendar years shall not exceed 1,000,000 shares of Stock.

     (e) In no event shall any Participant in any period of one calendar year be granted awards of Performance Units having an aggregate maximum value as of the Date of Grant in excess of $2,500,000.

     (f) The aggregate number of shares of Stock actually issued by the Corporation upon the exercise of Incentive Stock Options shall not exceed the total number of shares of Stock first specified in Section 2.1(a), subject to adjustment as provided in Section 6.5.

                                  ARTICLE III
                          LONG-TERM INCENTIVE PROGRAM

     3.1 PURPOSE. The purpose of this long-term incentive component of this Program is to provide the Corporation a means to devise tailored long-term stock and other incentive awards to officers and other key employees of the Corporation or an Affiliate, which will provide incentives for such employees to act in the best interests of the Corporation's stockholders, will reinforce such employees' mutuality of interest with stockholders, and will promote the long-term interests of the Corporation.

     3.2 OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase shares of Stock subject to Section 2.1 upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant shall specify an Option Price per share of Stock, which shall be equal to or greater than the Fair Market Value per share of Stock on the Date of Grant; provided, however, that in the case of options other than Incentive Stock Options, if granted in lieu of salary or cash bonus, the Option Price shall not be less than 85% of the Fair Market Value per share of Stock on the Date of Grant. Notwithstanding the foregoing, the Committee in its discretion, may determine a price per share of Stock of less than the Fair Market Value of the share of Stock at the time of grant, if such option is granted as substitute for a stock option granted by an entity which has been merged with or acquired by the Corporation or an Affiliate and such substitute grant is made in connection with such merger or acquisition.

     (b) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include cash in the form of currency or certified or cashier's check or other cash equivalent acceptable to the Committee, nonforfeitable, unrestricted shares of Stock (including by attestation), which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, any other legal consideration, that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 3.2(c), on such basis as the Committee may determine in accordance with this Program and any combination of the foregoing.

     (c) Any grant may provide that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Subsection, the shares of Stock received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Stock received by the Optionee as applied to the forfeitable or restricted Common Stock surrendered by the Optionee.

     (d) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares of Stock to which the exercise relates.

     (e) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for shares of Stock or any other noncash consideration authorized under Subsections (c) and (d) of this Section.

     (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

     (g) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Affiliate that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercisability of such rights in the event of Retirement, death or Disability of the Participant or a change in control of the Corporation or other similar transaction or event. Unless otherwise determined by the Committee at or after grant, no option shall be exercisable during the 6 months following the date of the granting of the option.

     (h) Any grant of Option Rights may specify Performance Goals that must be achieved as a condition to the exercise of such rights.

     (i) Option Rights granted under this Program may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

     (j) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or shares of Stock on a current, deferred or contingent basis.

     (k) No Option Right granted under this Program which is intended to be an Incentive Stock Option may be exercised more than 10 years from the Date of Grant.

     (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Program.

     (m) Upon receipt of written notice to exercise, the Committee may elect to cash out all or part of the portion of the Option Rights to be exercised by paying the Optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the Option Price (the "Spread Value") on the effective date of such cash-out. In addition, the Committee may, at or after the Date of Grant (with the consent of the Optionee if after the Date of Grant), require that all or part of the shares of Stock to be issued with respect to the Spread Value of an exercised Option Right take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restriction involved.

     3.3 APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100%) of the Spread at the time of the exercise of such right. Any grant of Appreciation Rights under this Program shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, shares of Stock or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue shares of Stock or other equity securities in lieu of cash.

     (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

     (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

     (d) Any grant may specify that an Appreciation Right may be exercised only in the event of Retirement, death or Disability of the Participant or a change in control of the Corporation or other similar transaction or event.

     (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or shares of Stock on a current, deferred or contingent basis.

     (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Program.

     (g) Any grant of Appreciation Rights may specify Performance Goals that must be achieved as a condition of the exercise of such rights.

     (h) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

     (i) Regarding Free-standing Appreciation Rights only:

         (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per share of Stock, which shall be equal to or greater than the Fair Market Value per share of Stock on the Date of Grant;

         (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

        (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Affiliate that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of Retirement, death or Disability of the Participant or a change in control of the Corporation or other similar transaction or event; and

        (iv) No Free-Standing Appreciation Right granted under this Program may be exercised more than 10 years from the Date of Grant.

     3.4 RESTRICTED STOCK. The Committee may also authorize grants or sales to Participants of shares of Restricted Stock subject to Section 2.1 upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant or sale shall constitute an immediate transfer of the ownership of shares of Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share of Stock on the Date of Grant.

     (c) Each grant or sale shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of Retirement, death or Disability of the Participant or a change in control of the Corporation or other similar transaction or event. If the Committee conditions the nonforfeitability of shares of Restricted Stock upon service alone, such vesting may not occur before 3 years from the Date of Grant of such shares of Restricted Stock, and if the Committee conditions the nonforfeitability of shares of Restricted Stock upon Performance Goals, such nonforfeitability may not occur before 1 year from the Date of Grant of such shares of Restricted Stock.

     (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the shares of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

     (e) Any grant of shares of Restricted Stock may specify Performance Goals which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Performance Goals a minimum acceptable level of achievement and shall set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Goals.

     (f) Any grant or sale may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional shares of Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

     (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Program. Unless otherwise directed by the Committee, all certificates representing shares of Restricted Stock, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     3.5 DEFERRED STOCK. The Committee may also authorize grants or sales to Participants of shares of Deferred Stock subject to Section 2.1 upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer shares of Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

     (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

     (c) Each grant or sale shall provide that the shares of Deferred Stock covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of Retirement, death or Disability of the Participant or a change in control of the Corporation or other similar transaction or event. If the Committee conditions the nonforfeitability of shares of Deferred Stock upon service alone, such nonforfeitability may not occur before 3 years from the Date of Grant of such shares of Deferred Stock, and if the Committee conditions the vesting of shares of Deferred Stock upon Performance Goals, such nonforfeitability may not occur before 1 year from the Date of Grant of such shares of Deferred Stock.

     (d) Any grant of shares of Deferred Stock may specify Performance Goals which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Performance Goals, a minimum acceptable level of achievement and shall set forth a formula for determining the number of shares of Deferred Stock on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Goals.

     (e) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the shares of Deferred Stock and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional shares of Stock on a current, deferred or contingent basis.

     (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Program.

     3.6 PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants to Participants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Goals, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

     (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, subject to the limitations in Section 2.1, which may be subject to adjustment to reflect changes in compensation or other factors. The Committee shall establish a dollar denominated value for each Performance Unit at the Date of Grant.

     (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant, but may not be less than 1 year; provided, however that the Performance Period may be subject to earlier termination in the event of Retirement, death or Disability of the Participant or a change in control of the Corporation or other similar transaction or event.

     (c) Each grant shall specify the Performance Goals that are to be achieved and each grant shall specify in respect of the specified Performance Goals a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Performance Goals.

     (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

     (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of shares of Stock issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

     (f) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or in additional shares of Stock on a current, deferred or contingent basis.

     (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Program.

     3.7 TRANSFERABILITY. (a) No Option Right or other security granted under this Program shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

     (b) Notwithstanding the provisions of Subsection (a) of this Section, the Committee may, in its sole discretion, authorize all or a portion of the Option Rights to be granted to an Optionee which are not intended to be Incentive Stock Options to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members,
(iii) a partnership in which such Immediate Family Members are the only partners, or (iv) other persons or entities, provided that (A) the agreement pursuant to which such Option Rights are transferred must be approved by the Committee, and must expressly provide for transferability in a manner consistent with Subsection (a) of this Section, and (B) subsequent transfers of transferred Option Rights shall be prohibited except those in accordance with Subsection (a) of this Section. Following transfer, any such Option Rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of
Section 3.2, the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 3.2 shall continue to be applied with respect to the original Optionee, following which the Option Rights shall be exercisable by the transferee only to the extent, and for the period specified in the agreement pursuant to which such Option Rights are granted.

     (c) Any grant made under this Program may provide that all or any part of the shares of Stock that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to shares of Deferred Stock, or in payment of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 3.4 shall be subject to further restrictions upon transfer.

     3.8 FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional shares of Common Stock pursuant to this Program. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     3.9 PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80% AFFILIATE. As a condition to the effectiveness of any grant to be made hereunder to a Participant who is an employee of a Less-Than-80% Affiliate, regardless whether such Participant is also employed by the Corporation or another Affiliate, the Committee may require the Less-Than-80% Affiliate to agree to transfer to the Participant (as, if and when provided for under this Program and any applicable agreement entered into between the Participant and the Less-Than-80% Affiliate pursuant to this Program) the shares of Stock that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80% Affiliate of any consideration then otherwise payable by the Participant to the Corporation. Any such grant may be evidenced by an agreement between the Participant and the Less-Than-80% Affiliate, in lieu of the Corporation, on terms consistent with this Program and approved by the Committee and the Less-Than-80% Affiliate. All shares of Stock so delivered by or to a Less-Than-80% Affiliate will be treated as if they had been delivered by or to the Corporation for purposes of Section
2.1 and all references to the Corporation in this Program shall be deemed to refer to the Less-Than-80% Affiliate except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     3.10 CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Article to the contrary, in the event of termination of employment by reason of death, Disability, Retirement, early retirement with the consent of the Committee, termination of employment to enter public service with the consent of the Committee or leave of absence approved by the Committee, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Stock as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any shares of Stock that are subject to any transfer restriction pursuant to Section 3.4(d), the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Program.

     3.11 FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Article, the Committee may provide for such special terms for grants to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Program as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Program as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Program. No such special terms, supplements, amendments, or restatements shall include any provisions that are inconsistent with the terms of this Program, as then in effect, unless this Program could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation where such approval would be required for such provisions to be effective.

     3.12 CERTAIN FORFEITURES. Unless otherwise specified in an agreement covering a grant made under this Article, the Committee may cancel any unexpired, unpaid, forfeitable, or deferred grants at any time if the Participant is not in compliance with each of the following conditions:

     (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Corporation or other senior officer designated by the Committee, is or becomes competitive with the Corporation or any Affiliate, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Corporation or any Affiliate.

     (b) Upon exercise, payment or delivery pursuant to a grant, or upon a grant becoming nonforfeitable, the Participant shall certify on a form acceptable to the Committee that he is in compliance with the terms and conditions of this Program. Failure to comply with the provisions of Subsection (a) of this Section prior to, or during the 6 months after, any exercise, payment or delivery pursuant to a grant, or a grant has become nonforfeitable, shall cause such exercise, payment or delivery or nonforfeitability to be rescinded. Upon such recision, the difference between the Fair Market Value on the date of such exercise, payment or delivery or nonforfeitability and the price, if any, paid by the Participant, shall be returned to the Corporation by the Participant, in cash, within 10 days after notice of the rescission has been given to the Participant by the Corporation's chief executive officer, chief legal officer or chief personnel officer. Such notice may be given at any time within 2 years of the date from such exercise, payment or delivery or nonforfeitability.

                                   ARTICLE IV
                            ANNUAL INCENTIVE PROGRAM

     4.1 PURPOSE. The purpose of the Annual Incentive Program ("AIP") component of this Program is to provide for the grant of short-term performance awards to certain key employees of the Corporation or an Affiliate based on their attainment of predetermined goals which will further the interests of the Corporation and its stockholders.

     4.2 SPECIAL DEFINITIONS APPLICABLE TO THIS ARTICLE. For purposes of this Article, the following terms shall be defined as set forth below:

        "AIP Participant" is an employee of the Corporation or an Affiliate participating in the AIP pursuant to Section 4.3.

        "Business Unit" means the business unit in which the AIP Participant is employed, as determined by the Committee.

     4.3 PARTICIPATION. The Committee annually shall select Participants in the AIP, based on the impact of the employee's position on Corporation performance, the measurability of such impact, and the employee's performance and potential.

     4.4 ANNUAL INCENTIVES.

     (a) Determining Amount of Annual Incentives. The amount of an AIP Participant's annual incentive award shall be determined by the Committee in its discretion, based upon such performance factors as the Committee may determine, including, but not limited to corporate, his individual, Business Unit and/or departmental performance. The Committee shall determine annually for each AIP Participant a target incentive award.

     (b) Performance Measures. The Committee shall adopt performance measures for each performance element used in determining an AIP Participant's annual incentive award.

     (c) Form of Annual Incentive Award. Annual incentive awards shall be paid in cash, Stock, or any other form permitted under this Program, following the Committee's determination of the amount of the award based on performance results.

     (d) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance measures to an annual incentive award, the Committee may revise the performance measures and/or underlying factors and criteria applicable to the annual incentive awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

     (e) Termination of Employment. Subject to Section 6.4 and unless otherwise provided in the applicable award agreement, if an AIP Participant terminates employment with the Corporation and each Affiliate prior to the end of a period designated for measuring performance because of death, Disability or Retirement, such AIP Participant may, in the sole discretion of the Committee, receive payment with respect to each outstanding annual incentive award at the end of the applicable period for measuring performance.

     Notwithstanding the preceding, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

     Subject to Section 6.4, if an AIP Participant terminates employment with the Company during a performance measurement period for any reason other than death, Disability, or Retirement, then such AIP Participant shall not be entitled to any payment with respect to the annual incentive awards subject to such performance measurement period, unless the Committee shall otherwise determine, in its sole discretion.

     (f) Timing and Form of Payment. The earned portion of an annual incentive award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including shares of Restricted Stock, either in a lump sum payment or in installments commencing as soon as practicable after the end of the relevant performance measurement period, all as the Committee shall determine at or after grant.

     (g) Effect of Annual Incentive Awards on Stock Available under this Program. If and to the extent an annual incentive award is payable in shares of Stock and the full amount of such value is not paid in shares of Stock, then the shares of Stock representing the portion of the value of the annual incentive award not paid in shares of Stock shall again become available for award under the Program.

                                   ARTICLE V
                      MANAGEMENT STOCK ACQUISITION PROGRAM

     5.1 PURPOSE. The purpose of the Management Stock Acquisition Program ("MSAP") component of this Program is to provide designated management employees with the opportunity to make deferred purchases of Stock through deferral of income or current purchases of Stock through payment with either or both of cash compensation and bonus, or voluntary payments of cash. In order to encourage participation in the MSAP, the Corporation may provide matching grants or awards under Article III for such deferrals and purchases. The MSAP shall be subject to such terms and conditions as the Committee may determine in accordance with the provisions of this Article.

     5.2 SPECIAL DEFINITIONS APPLICABLE TO THIS ARTICLE.

        "Beneficiary"  means:

             (a) The person last designated as Beneficiary by the Participant in a writing on a form prescribed by the Administrator;

             (b) If there is no designated Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

             (c) If no such designated Beneficiary and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed (in the proportions in which they would inherit his intestate personal property).

             Any Beneficiary designation may be changed from time to time by the filing of a new form. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

        "Compensation" means cash or other property payable with respect to a Plan Year to a Participant under any agreement, plan, program or arrangement of the Corporation or an Affiliate, including an annual incentive award under Article IV ("Award").

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     5.3 PARTICIPATION. The Committee may select employees eligible to participate in the MSAP ("Eligible Employees").

     5.4 AMOUNT OF DEFERRAL. An Eligible Employee may elect to defer a percentage, specified by the Eligible Employee, of his Compensation. Such deferral shall be notionally invested in Stock.

     5.5 VOLUNTARY PURCHASES OF STOCK. An Eligible Employee may elect to have a designated portion of his Compensation paid in Stock in lieu of a cash payment of such designated portion, or may purchase Stock for cash.

     5.6 MATCHING CONTRIBUTIONS AND GRANTS.

     (a) The Corporation may notionally match amounts deferred pursuant to
Section 5.4 upon such terms as the Committee may provide.

     (b) The Corporation may match payments of Compensation made in Stock pursuant to Section 5.5 with awards pursuant to Article III upon such terms as the Committee may provide.

     5.7 DISTRIBUTIONS. The Committee may determine the time and manner of payment of notional Stock purchased pursuant to Section 5.4, and of any match by the Corporation pursuant to Section 5.6.

     5.8 DIVIDENDS. The Committee may determine the time and manner of payment and/or crediting of dividends with respect to notional Stock under this Article.

     5.9 ADMINISTRATION.

     (a) The MSAP shall be administered by the Committee, which shall be the "administrator" for purposes of, and to the extent required by, ERISA. The Committee shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret any provision of the MSAP or related provisions of this Program or of any related agreement, notification or document (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in the language of the MSAP or related provisions of this Program or such agreement, notification or document), to determine the rights and status under the MSAP of Participants and other persons, to decide disputes arising under the MSAP and to make any determinations and findings with respect to benefits under the MSAP and the persons entitled thereto as may be required for the purposes of the MSAP.

     (b) The Committee may, from time to time, employ and/or designate agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. No member of the Committee shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Committee shall be made by the vote of the majority, including actions in writing taken without a meeting.

     (c) All elections, notices and directions under the MSAP by a Participant shall be made on such forms as the Committee shall prescribe.

     5.10 CLAIMS PROCEDURE. To the extent required by ERISA, the Committee will provide to any Participant or Beneficiary whose claim for benefits under the MSAP has been fully or partially denied (the "claimant") a written notice setting forth (a) the specific reasons for such denial, (b) a designation of any additional material or information required and (c) an explanation of this claim review procedure. Such notice shall state that the claimant is entitled to request a review in writing, by the Committee, of the decision denying the claim. The claim will be reviewed by the Committee who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

                                   ARTICLE VI
                       ADMINISTRATION, GENERAL PROVISIONS

     6.1 ADMINISTRATION OF THIS PROGRAM. (a) This Program shall be administered by the Compensation and Organization Committee of the Board. The Committee shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

     (b) The interpretation and construction by the Committee of any provision of this Program or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock or Deferred Stock, Performance Shares and Performance Units and any determination by the Committee pursuant to any provision of this Program or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     6.2 AMENDMENTS AND OTHER MATTERS. (a) This Program may be amended, altered or discontinued at anytime and from time to time by the Board, and the Committee may amend this Program to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof; provided, however, that except as expressly authorized by this Program no such amendment, alteration or discontinuation shall:

         (i) increase the maximum number of shares specified in Section 2.1(a);

         (ii) increase the limitation on value of Performance Units specified in
              Section 2.1(e); or

        (iii) otherwise materially increase the benefits accruing to Participants under this Program,

without the further approval of the shareholders of the Corporation.

     (b) The Committee shall not, without the further approval of the shareholders of the Corporation, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Rights shall be cancelled and replaced with grants having a lower Option Price without the further approval of the shareholders of the Corporation.

     (c) With the concurrence of the affected Optionee or Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Program. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of shares of Stock that had been the subject of the prior award, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Program had the cancelled Option Rights or other awards been granted.

     (d) The Committee also may require Participants, or may permit Participants to elect to, defer the issuance of shares of Stock or the settlement of awards in cash under this Program pursuant to such rules, procedures or programs as it may establish for purposes of this Program. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in shares of Stock. In addition, the Committee may provide that the deferral amounts may be credited with a notional return during the period of deferral based upon the corresponding return on one or more investments selected by the Committee or elected by the Participant in accordance with the procedures established by the Committee for this purpose. The Committee shall have the right at any time to accelerate the payment or settlement of any grant under this Program, including, without limitation, any grant subject to any prior deferral election.

     (e) This Program shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Affiliate and shall not interfere in any way with any right that the Corporation or any Affiliate would otherwise have to terminate any Participant's employment or other service at any time.

     (f) To the extent that any provision of this Program would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Program shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Program.

     6.3 UNFUNDED STATUS OF PROGRAM. This Program is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant, Beneficiary or Optionee by the Corporation, nothing contained in this Program shall give any such Participant, Beneficiary or Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Program to deliver shares of Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Program.

     6.4 CHANGE IN CONTROL PROVISIONS. The Committee, in its discretion, may provide at the time of a grant of any award under this Program that the terms of the award, including, but not limited to, the method of determining Fair Market Value, or the date on which an award vests or becomes exercisable, may be modified in the event of a change in control. Except as otherwise provided under this Program, the Committee may determine at any time at or after the grant of an award under this Program, (a) the criteria used to determine whether a change in control has occurred, and (b) whether a change in control has in fact occurred.

     6.5 ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of shares of Stock covered by outstanding Option Rights, Appreciation Rights, Deferred Stock and Performance Shares granted hereunder,
(b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Program such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Program that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. In any case, such substitution of securities shall not require the consent of any person who is granted awards pursuant to this Program.

     6.6 WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Program, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     6.7 GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing shares of Stock pursuant to an option or otherwise under this Program to represent to and agree with the Corporation in writing that the optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under this Program shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the shares of Stock are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Program shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No later than the date as of which an amount first becomes includible in the gross income of the Participant for applicable income tax purposes with respect to any award under this Program, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including shares of Stock that are part of the award that gives rise to the withholding requirement. The obligations of the Corporation under this Program shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (d) At the time of grant, the Committee may provide in connection with any grant made under this Program that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Corporation any shares of Stock that the Participant wishes to sell, with the price being the then Fair Market Value of the shares of Stock, subject to such other terms and conditions as the Committee shall specify at the time of grant.

     (e) The reinvestment of dividends in additional Restricted Stock (or in other types of Program awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under ArticleII for such reinvestment (taking into account then outstanding options and other Program awards).

     (f) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (g) This Program and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, to the extent not preempted by federal law.

     6.8 EFFECTIVE DATE OF PROGRAM. This Program shall be effective on April 24, 1997; provided, however, that the effectiveness of this Program is conditioned on its approval by an affirmative vote of the holders of shares of Stock represented at a meeting duly held in accordance with Delaware law within 12 months after the date this Program is adopted by the Board. All awards under this Program shall be null and void if this Program is not approved by such stockholders within such twelve-month period.

     6.9 TERM OF PROGRAM. No award under this Program shall be granted pursuant to the Program on or after the 10th anniversary of the earlier of the date of stockholder approval or the date this Program is adopted by the Board, but awards granted prior to such 10th anniversary may extend beyond that date.

     6.10 PROCEEDS AND EXPENSES. The proceeds received by the Corporation from the sale of shares of Stock pursuant to the exercise of Option Rights shall be used for general corporate purposes. The Corporation shall bear any expenses associated with the administration of this Program.

     6.11 SEVERABILITY. If any provision of this Program shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Program, but this Program shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     6.12 EXCLUSION FROM CERTAIN RESTRICTIONS. Notwithstanding anything in this Program to the contrary, not more than 274,036 shares of Stock in the aggregate available under this Program (consisting of 124,036 shares of Stock approved for such purposes in 1994 and 150,000 shares of Stock added as of this Amendment and Restatement) may be subject to awards pursuant to Article III:

     (a) in the case of grants of Restricted Stock, which do not meet the requirements of the last sentence of Section 3.4(c);

     (b) in the case of grants of Restricted Stock, as to which the Committee may accelerate or waive any restrictions imposed under Section 3.4(d);

     (c) in the case of grants of Deferred Stock, which do not meet the requirements of the last sentence of Section 3.5(c); or

     (d) in the case of grants of Performance Shares and Performance Units, which do not meet the requirements of Section 3.6(b).

     The undersigned, pursuant to the approval of the Board on January 24, 1997 does herewith execute The LTV Corporation Management Incentive Program (Amended and Restated Effective April 24, 1997).

ATTEST                                          THE LTV CORPORATION

--------------------------------------------    --------------------------------------------
Assistant Secretary                             Chairman of the Board of Directors

                                    LTV LOGO

                              The LTV Corporation
                 200 Public Square - Cleveland, Ohio 44114-2308

                             THE LTV CORPORATION
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 1997
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LTV CORPORATION ("LTV") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 1997. The undersigned hereby appoints David H. Hoag and Glenn J. Moran, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all shares of LTV Common Stock which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of LTV to be held on April 24, 1997, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given, on all matters as may properly come before said meeting. Each matter specified on this proxy to be voted upon has been proposed by the Board of Directors. WITH RESPECT TO SHARES REGISTERED IN YOUR NAME, THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

This card also provides confidential voting instructions for shares held in The LTV Steel Group Employee Stock Ownership Plan ("ESOP"), The LTV Steel Stock Bonus Plan ("Bonus Plan") and The LTV Capital Accumulation Plan ("CAP"). If you are a participant in any of these plans and have shares of Common Stock of LTV allocated to your account under any of these plans, please read the following authorization to the Trustee of these plans as to the voting of such shares.

Trustee's Authorization. The undersigned authorizes Mellon Bank, N.A. as Trustee under the ESOP, Bonus Plan or CAP, as the case may be, to vote all shares of Common Stock of LTV allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Annual Meeting in accordance with the instructions on the reverse side.

If you do not return your signed proxy card, the Trustee will vote any shares held in the three plans in the same proportion as it votes those plan shares with respect to which it does receive voting instructions on each matter to be voted upon at the meeting.

Individual voting instructions will be held in confidence by the Tabulating Agent and Trustee and will not be divulged to LTV, its employees or other third parties.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS NOS. 1, 2, and 3.

-------------------------------------------------------------------------------
                            -FOLD AND DETACH HERE-




THE LTV CORPORATION

                                             ANNUAL
                                             MEETING OF
                                             STOCKHOLDERS
                                             APRIL 24, 1997, 9:00 A.M.



IN AN EFFORT TO MINIMIZE THE EXPENSES ASSOCIATED WITH THE SOLICITATION OF PROXIES, PARTICIPANTS IN THE LTV EMPLOYEE STOCK PLANS REFERENCED ON THE REVERSE SIDE WHO ARE ALSO REGISTERED OWNERS OF LTV COMMON STOCK WILL RECEIVE ONLY ONE PROXY CARD. IF YOU ARE A PLAN PARTICIPANT, PLEASE RETURN THE PROXY CARD ON OR BEFORE APRIL 17, 1997 TO ENSURE THAT YOUR VOTES WILL BE COUNTED.

                                                             Please mark    [X]
                                                             your votes as
                                                             indicated in
                                                             this example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors

      FOR                 WITHHELD
      [ ]                   [ ]

   NOMINEES:  Third Class:  David H. Hoag, Paul G. Stern, Stephen B. Timbers,
              Farah M. Walters

   For, except vote withheld from the following nominee(s):


   -------------------------------------------------------

2. Approval of amended and restated Management Incentive Program


      FOR      AGAINST    ABSTAIN
      [ ]        [ ]        [ ]


3.  To vote to ratify the selection of auditors

      FOR      AGAINST    ABSTAIN
      [ ]        [ ]        [ ]



        Plan to        [ ]
    Attend Meeting




Signature(s)__________________ Signature(s)___________________ Date _____, 1997
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------
                            -FOLD AND DETACH HERE-




THE LTV CORPORATION

                                             ANNUAL
                                             MEETING OF
                                             STOCKHOLDERS
                                             APRIL 24, 1997, 9:00 A.M.



IN AN EFFORT TO MINIMIZE THE EXPENSES ASSOCIATED WITH THE SOLICITATION OF PROXIES, PARTICIPANTS IN THE LTV EMPLOYEE STOCK PLANS REFERENCED ON THE REVERSE SIDE WHO ARE ALSO REGISTERED OWNERS OF LTV COMMON STOCK WILL RECEIVE ONLY ONE PROXY CARD. IF YOU ARE A PLAN PARTICIPANT, PLEASE RETURN THE PROXY CARD ON OR BEFORE APRIL 17, 1997 TO ENSURE THAT YOUR VOTES WILL BE COUNTED.